UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

111 West Jackson Boulevard

SUITE 810

CHICAGO, IL 60604

(Address of principal executive offices) (Zip code)

ALAN GOLDBERG

K&L Gates LLP

70 WEST MADISON STREET, SUITE 3100

CHICAGO, IL 60602

(Name and address of agent for service)

312-786-5000

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2013

Date of reporting period: September 30, 2013

Item 1. Reports to Stockholders.

1

KEELEY funds

The Disciplined Discovery of Value®

Annual Report

September 30, 2013

KEELEY Small Cap Value Fund

Investor Class (A) Shares: KSCVX
Institutional Class (I) Shares: KSCIX

KEELEY Small Cap Dividend Value Fund

Investor Class (A) Shares: KSDVX
Institutional Class (I) Shares: KSDIX

KEELEY Small-Mid Cap Value Fund

Investor Class (A) Shares: KSMVX
Institutional Class (I) Shares: KSMIX

KEELEY Mid Cap Value Fund

Investor Class (A) Shares: KMCVX
Institutional Class (I) Shares: KMCIX

KEELEY Mid Cap Dividend Value Fund

Investor Class (A) Shares: KMDVX
Institutional Class (I) Shares: KMDIX

KEELEY All Cap Value Fund

Investor Class (A) Shares: KACVX
Institutional Class (I) Shares: KACIX

KEELEY Alternative Value Fund

Investor Class (A) Shares: KALVX
Institutional Class (I) Shares: KALIX

www.KeeleyFunds.com

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

KEELEY Alternative Value Fund

LETTER TO SHAREHOLDERS

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

KEELEY Mid Cap Value Fund (KMCVX - KMCIX)

KEELEY All Cap Value Fund (KACVX - KACIX)

KEELEY Alternative Value Fund (KALVX - KALIX)

Dear Fellow Shareholder,

Despite economic and political turmoil, equity markets performed well across the board in September of 2013 and over the trailing twelve months. The September gains reversed losses in August and also resulted in positive overall quarterly performance with a number of major indexes moving further into record territory. After disturbing the markets in May and June with comments that they may “taper” Quantitative Easing (QE), the Fed surprised investors with an announcement that it would not reduce its asset purchases in the near-term. The announcement removed fears that a continued rise in interest rates may stall the economic recovery, as seen by the market’s negative reaction to the sharp rise in the 10-year Treasury rate in August of 2013. Investors were also comforted by improving fundamentals both domestically and abroad. The Eurozone may finally be emerging from its prolonged recession and a number of economic reports in the U.S. continue to show progress. Specifically, initial unemployment claims dropped to a multiyear low early in September and the housing market continued to improve, as evidenced by prices rising 12.4 percent year-over year, which along with the stock market’s strength, has created a positive wealth effect for consumers. In response to this general economic improvement, consumer confidence increased at the end of September, and the index of leading economic indicators ticked up as well, suggesting that, absent the effects of politics, the recovery in the real economy was continuing.

Our portfolios that focus on corporate restructuring (Keeley Small Cap Value, Keeley Small-Mid Cap Value, Keeley Mid Cap Value, Keeley All Cap Value, and Keeley Alternative Value) have all experienced a productive investment cycle with respect to their opportunity sets, and many of our holdings have posted impressive results in recent quarters. Although we acknowledge an improving economy has boosted the outlook for our more cyclical holdings, our research has guided us toward many areas that seemed undervalued with low expectations. At the core, we are a bottom-up research driven investment firm that generates ideas through our investment philosophy involving corporate restructuring (corporate spin-offs, companies emerging from bankruptcy, event-driven/special situations, savings & loan and insurance conversions). Corporate restructuring is designed to provide superior growth in a slow growth economy. It is often the case that when conducting our bottom-up security analysis on company-specific restructuring ideas, we are led to identify industry specific themes. For example, for much of 2012 and early in 2013, the Funds benefited from exposure to the recovery in housing. However, it was our focus on corporate spin-offs that led us to the housing recovery theme. We invested in Walter Investment Management Corp. (“WAC”), a mortgage servicer that was formed when it was spun out from Walter Energy and merged with GreenTree; Lender Processing Services (“LPS”), a mortgage and consumer loan processor that was spun out from Fidelity National Information Services and subsequently acquired by Fidelity National Financial; PHH Corp. (“PHH”), a mortgage and fleet management services company that was previously spun out of Cendant Corp.; Fortune Brands Home and Security (“FBHS”), a manufacturer of home and security products that was split off from Beam Inc.; and CoreLogic Inc. (“CLGX”), a provider of property, financial and consumer information services, which was spun off from First American. We believe that a significant reason these companies were spun-off was to unlock the inherent value that was buried underneath poor investment sentiment and extreme uncertainty with respect to housing. The degree of undervaluation and negativity prompted us to take a closer look at the industry as a whole and ascertain exactly what was occurring. Was there something more going on here? Were there any catalysts to spark a recovery, and if so, who would benefit? We may have been drawn to housing through our focus on spin-offs, but recognizing the turnaround/industry restructuring that was taking place led us to invest directly in homebuilders such as Toll Brothers (“TOL”) and Pulte Group (“PHM”), which provided the greatest contribution to the Funds’ performance. Despite our optimism for many of these stocks, the recent move in interest rates did cause us to exit or trim some of our holdings in this area. We experienced strong returns and felt that we should realize some profit and move those dollars to areas we believe have greater upside from current levels. We continue to hold many of the indirect housing plays mentioned above, and we still believe that they possess excellent long-term potential. The investment in housing-related stocks not only sheds some light on positions that have positively impacted our shareholders over the past year, but also demonstrates aspects of our investment process and how we believe it may provide superior investment returns.

Another area that is intriguing to us is the North American energy sector which looks to have a number of interesting catalysts currently. While the energy sector is at present only a modest overweight in the portfolios, we have been encouraged by several trends taking place for a number of years. These positive developments are also having an impact that goes far beyond the energy sector itself. Many believe that the U.S. will become energy independent and possibly a net exporter of natural gas and oil (currently restricted by law) in the next decade. This opinion is based primarily on the development of new drilling techniques (i.e. horizontal drilling, and high pressure fracking) that have enabled companies to access oil and natural gas reserves in shale formations that were previously not economically viable. The ability to tap into this acreage is a game-changer in our view and is already having a tremendous impact on the economy. Employment rates in these mostly rural areas surrounding the shale basins are very high and companies thus find hiring extremely competitive. Strong labor markets tend to create strong local economies. Oil States International (“OIS”) has been able to capitalize on this trend by providing housing and other services to oil service workers that are in demand in the area. CST Brands (“CST”) operates gas stations in Texas, but it is increasingly looking to broaden its product offering beyond fuel. Rail companies like Union Pacific (“UNP”), Canadian Pacific (“CP”), Kansas City Southern (“KSU”) and Genesee and Wyoming (“GWR”) have also benefited substantially. Given that shale areas are rural and often lacking infrastructure, substantial investment must be made to support drilling and production activities. Without pipelines in place, railroads have been the primary takeaway mechanism for moving production to the various clusters of refining capacity around the United States. In order to serve this demand, massive investment in railcars has been needed. Trinity Rail (“TRN”), Greenbrier (“GBX), and

Wabtec (“WAB”) all benefit from increased production of specialized sand, pipe and oil rail cars. On the production side, Bonanza Creek (“BCEI”), Gulfport Energy (“GPOR”), and Goodrich Petroleum (“GDP”) have all grown production significantly in their operating basins. While the initial move has rewarded them for proving out that their acreage contains significant hydrocarbons, the next step is optimizing production. In this stage, they are increasing/decreasing the number of frac stages, experimenting with longer lateral well lengths, and altering the amount and type of proppant they use (mostly sand to keep an induced fracture open). These actions have lowered their drilling costs and increased the total estimated reserves of their land holdings. Better cash flows and relatively stable commodity prices have thus led to higher sales on comparable properties. These factors have been very good drivers for their stock prices over the past years, and we believe costs will continue to decline. Looking farther out, Chicago Bridge (“CBI”) continues to see very good activity in helping the energy sector build out terminals to export product. They are a leader in building liquified natural gas terminals and will play a large role in helping get North American gas to a hungry world market. Although our current weight in energy is modest relative to our respective indexes in each portfolio, we believe this is an exciting time to be involved in the sector. We want to make sure our shareholders have exposure to some of the companies that can benefit most from this transformational shift, and our holdings in this sector have made a strong contribution to our results in 2013.

Overall, we have been pleased with our results over the past year, and we continue to have a favorable view on the equity markets despite rising valuations. We expect that the U.S. economy will continue to grow, albeit at a modest pace. We are thus looking for companies that we believe can thrive in a slower-growth environment. It has now been five-years since the fall of Lehman Brothers, and although uncertainties remain and more needs to be done, the U.S. economy has come a long way and has made a great deal of progress in a number of areas. Our discussion on energy in this letter is just one example of a generational shift that could have a massive impact on our economy. With all of that said, it is a rare situation for equities to have risen so sharply yet with so little enthusiasm. A number of media outlets have opined about this market being “hated” and we completely agree. We have stated many times that the equity market continues to climb the “wall of worry.” Until investors participate more broadly and become more confident, we believe this cloud of negative sentiment can act as a tailwind for future equity gains. On a fundamental level, we recognize that valuations are higher and the upside in certain companies is limited. We have taken advantage of this fact and trimmed or sold many of our successful holdings. However, we are also finding plenty of opportunities in new spin-offs and some of the thematic, event driven ideas we mentioned earlier in the letter. We become most worried when others are confident, and we are simply not seeing that excess in today’s investment landscape. Due to the sharp downturn in 2008 and 2009, equity gains have been very modest over the past ten years. This is despite impressive gains in productivity due to massive technological advances within this time frame. The companies in which the Funds have invested have become more efficient and continue to translate gains in productivity to the bottom line. Additionally, our focus is on companies undergoing restructuring. Although the downturn was painful to many, it forced a tremendous amount of change. Management teams have gone to extraordinary measures to increase productivity and efficiency – not to mention taking advantage of an incredibly attractive credit environment. Access to cheap money has allowed companies to restructure swiftly and effectively, which has allowed many leaders to strategically move their companies forward in a rapidly changing economic environment. Yes, we are mindful of the uncertainty that exists in the global economy. We understand that the market has performed well and future investment ideas will become more challenging to find. But it is hard to ignore some of the positive developments that are occurring in our economy, and we believe that much of this has been viewed with skepticism by the investment community. Our enthusiasm is predicated on the fact that many of our current holdings are executing well, and we believe that their long-term outlooks are positive. We also see many encouraging themes at play that should warrant more investment opportunities in the future. That motivates us to work harder to uncover that next new idea that can drive returns and reward our shareholders. Thank you for the trust you exhibit by allowing us the opportunity to act on these ideas and to manage your hard earned capital. We take that responsibility very seriously and appreciate your support.

Thank you for your continued commitment to the KEELEY Funds.

Sincerely,

John L. Keeley, Jr.

President and CIO

There are risks associated with investing in small-cap and mid-cap mutual funds, such as smaller product lines and market shares, including limited available information. The risks of investing in REITs are similar to those associated with investing in small-capitalization companies; they may have limited financial resources, may trade less frequently and in a limited volume, may be subject to more abrupt or erratic price movements than larger company securities, and may be subject to changes in interest rates. You should consider objectives, risks and charges and expenses of a Fund carefully before investing. Additional information regarding such risks, including information on fees, is located in the Funds’ prospectus. Please read the Funds’ prospectus carefully before investing. The opinions expressed in this letter are those of Mr. Keeley and are current only through the end of the period of the report as stated on the cover. Mr. Keeley’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

LETTER TO SHAREHOLDERS

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

Dear Fellow Shareholder,

There is some good news and some bad news. The good news is that the both the Keeley Small Cap Dividend Value Fund and Keeley Midcap Dividend Value Fund were each up more than 20 percent in the fiscal year ended September 30, 2013. The bad news is that performance was disappointing relative to both their comparison benchmarks and their peers. Why was this? And what are our expectations for the future?

The Funds’ shortfall relative to their respective benchmarks and peers stems from several factors: the Funds are statistically less risky than the market, dividend-paying stocks underperformed relative to the market, and certain positions that we selected underperformed our expectations.

The Funds are generally less risky than the market – The internal and external data services we use tell us that the betas of the Funds range between 0.8 and 0.9 relative to their benchmarks. This means that we are statistically likely to capture between 80 and 90 percent of the difference between the return of the market and the risk-free rate (now about 0 percent). In a market that is up 27.04 percent (as was the Russell 2000 Value Index), we should be up between 21.6 and 24.3 percent. Since inception, the Small Cap Dividend Value Fund has really shined in difficult markets. It has outperformed the market by a couple percentage points or more in each of the quarters when the market has been down.

Fortunately for investors, the market has been very strong for the last two years. The Russell 2000 Index was down about 3.5 percent in the second quarter of 2012, but has been up each quarter since then – five straight quarters in all. Since its inception in 1978, the Russell 2000 Index has advanced for five straight quarters three times (including the current advance), six quarters once, and eight quarters once. Since mid-2012, the market has retreated from its highs by more than 10 percent only twice (July 2012 and November 2012). Since the beginning of 2013, the steepest correction has been less than 5 percent.

Dividend-paying stocks lagged their non-dividend paying peers – The stocks in the Russell 2000 Value Index that were expected to pay a dividend on September 30, 2012 provided total returns of 26.1 percent on average over the past twelve months. This compares with a 30 percent average total return for the stocks in the index and a 33.2 percent average total return for non-dividend paying stocks over the same time period. These numbers are not really comparable to the total returns for the index because they are equal-weighted, whereas the index is not. We saw a similar difference in returns for mid-cap stocks.

Sectors with a high propensity to pay dividends generally lagged sectors with a low propensity to pay dividends. Roughly 90 percent of small-cap and mid-cap utilities pay dividends, but small-cap utilities were up only 9.5 percent and mid-cap utilities were up about 15 percent over the past twelve months. This was well below the 27.1 percent and 27.8 percent returns for the indices over the same time period.

Real Estate Investment Trusts (REITs) were another notable dividend-oriented sub-sector that lagged by a wide margin. At the other end of the spectrum, the consumer discretionary, industrials, and information technology sectors were among the better performers. Technology companies have a low propensity to pay dividends while companies in the industrials and consumer discretionary sectors are about average. This factor is partly responsible for our lower peer ranking, because mutual fund managers historically are underweight the utilities and REIT sectors.

Even within sectors, the divergence between dividend-payers and non-payers was fairly extreme. Non-dividend paying financial stocks outperformed the dividend-paying financial stocks by five percentage points over the past twelve months; in the consumer discretionary sector it was ten percentage points and in the energy sector it was more than thirty percentage points. It did not all go one way as dividend payers outperformed in sectors such as utilities, industrials, and (surprisingly) technology. Nonetheless, the make-up of the move in the market was detrimental to the Fund’s relative performance.

Too many positions underperformed – I tell some of the people around here that when there is a lot of snow on the ground, all of the dogs have to be pulling the sled. In our case, not enough of them were. While the Small Cap Dividend Value Fund only lost money on 15 of the 104 stocks in which it invested during the year, those holdings cost the Fund almost two percentage points of performance.

The largest underperformers were some relatively new holdings. For example, our biggest detractor was a REIT called Trade Street Residential. It is a small REIT that owns apartment complexes in the Southeast. We liked the fact that it had a deep development pipeline that looked like it would support significant asset and earnings growth in the next couple years. The company came public at a significant discount to other apartment REITs even taking into account the likelihood that it would need to raise additional capital to fully fund this development pipeline. Unfortunately, Trade Street traded down with the rest of the REIT market after its offering, potentially increasing the cost to fund development. In response, the management team decided to substantially reduce its dividend in order to retain capital, thereby reducing the amount it needs to raise over the next few years. While this might seem like a reasonable response, the measure did little to change the amount needed, and such a change so soon after the offering was alarming. We thus substantially reduced the Fund’s position, as we view major changes in strategy or dividend policy shortly after coming public to be a cause for concern.

The Small Cap Dividend Value Fund’s second worst contributor was a semiconductor company called Cypress Semiconductor. Cypress operates three lines of business: SRAM (memory used in communications equipment), USB controllers (used to connect electronics to computers), and programmable chips (main application is touch screens for phones and tablets). We invested the Small Cap Dividend Value Fund in Cypress because we saw opportunities in all three lines of business. Results from many communications equipment companies suggest that business is improving; the USB business is transitioning from USB 2.0 to USB 3.0, and the programmable chips business should benefit from more widespread adoption of smartphones in emerging markets. We think the evidence so far supports us on two out of three of these conclusions, but is mixed on the last and most important. Cypress preannounced disappointing third quarter results in

September, sending the stock much lower. The company indicated that product push-outs from one major customer and inventory drawdown at other Asian customers led to revenue weakness in its programmable chips business. Since then, we have heard similar commentary from competitors and other suppliers in this market. As a result, we have held onto the Small Cap Dividend Fund’s holdings in Cypress on the belief that ultimately the build-out of 4G wireless networks will drive smartphone adoption in emerging markets and that Cypress will benefit accordingly.

The third biggest detractor from the Small Cap Dividend Value Fund’s performance was Ryman Hospitality. Ryman was formed in 2012 when Gaylord Entertainment split the ownership of the property from the management of the hotels. It then sold the management contract to Marriott. Our thesis was that Marriott’s much larger corporate events sales force would be able to improve occupancy and therefore profitability of Ryman’s resorts. Unfortunately, the transition to Marriott’s management did not go as smoothly as planned, and Ryman reported disappointing results in the middle of the year. Both Ryman and Marriott have put resources behind improving sales for Ryman’s properties, and they appear to be paying off with improved sales trends in the third quarter. We actually added to the Small Cap Dividend Value Fund’s holdings when the stock was down. We believed that the issues facing Ryman were transient and fixable. So far, this has been the correct call.

We also saw underperformance in the Mid Cap Dividend Value Fund. Although 71 of the 82 stocks held in the Fund at some point during the year made money, our underperformance was primarily caused by two issues – Walter Energy and Linn Energy.

Walter is a producer of coal used in making steel. With the global economy relatively sluggish and growth in China slowing, steelmaking has slowed as well. This has led to a significant decline in metallurgical coal prices over the last few years. In addition, Walter has experienced some production issues which hurt its cost structure. Combined with a levered balance sheet resulting from the acquisition of Western Coal in 2011, Walter’s earnings have plunged. We ultimately sold the stock because we became concerned about Walter’s ability to sustain its dividend.

Linn Energy is a publicly-traded Master Limited Partnership (MLP) that buys mature, producing oil & gas properties, adds a little capital to sustain or grow production, hedges price risk, and distributes the remaining profits to shareholders. It has been a controversial stock because some of its accounting policies regarding its hedges are different from those of other companies. We underestimated the extent that others might not be okay with such policies. Because Linn distributes its profits, it relies on access to the capital markets to continue to acquire properties. When it announced the acquisition of Berry Petroleum, this issue came to a boil. We then decided to move on.

We walked through the thinking on these disappointments because we believe they illustrate several aspects of our philosophy/process. First, we tend to be long-term oriented. Our patience with Cypress and Ryman is not unusual. We are willing to ride out a couple tough quarters if we develop the confidence that our underlying expectations are being met. In fact, most of our top contributors this year were stocks that the Funds had held for at least a year, and many of them hit speed-bumps during the time that the Funds owned them. Second, if a problem develops, we want to see actions that will fix it. We saw that in the case of Ryman but not in the case of Trade Street; the jury is still out on Cypress.

In summary, we were pleased to deliver good absolute returns, but mindful that you invest with us both for absolute and relative returns. Our particular underperforming investments made it harder to produce benchmark-beating returns in a period that would have been difficult to do so even without these investments. We believe that our focus of investing in dividend-paying small- and mid-sized companies will produce good absolute, relative, and risk-adjusted returns over time, but not all of the time.

As we look ahead, some things have changed, but much has stayed the same. The most notable change over the last year is that economies outside the US appear to have bottomed and are slowly improving. We hear this from many of our companies, but also see it in the various purchasing managers’ surveys. Most of these are above 50 today (suggesting expansion), while many were below 50 a year ago. As in the United States, we are not hearing about robust demand, just increases instead of decreases. This could become an important development. The US economy has been muddling along with little or no help from the rest of the world. A better economy in the rest of the world would likely improve earnings prospects for US companies.

Some of this has likely crept into stock prices. The multiple on the Russell 2000 Index has increased from about 17 times next twelve-months earnings a year ago to almost 21 times today. Of potential concern is that the 21 times multiple assumes that the Russell 2000 Index earnings will grow more than 30 percent in 2014.

The second notable change has been the tone of the bond market. A year ago, it looked like rates would stay low and unchanged for as long as you would dare predict. With a better tone to the economy, the Governors at the Federal Reserve are thinking seriously of reducing the amount of monetary stimulus they are putting into the system. Concerns of “tapering” have led the yield on the ten-year Treasury bond to rise from about 1.6 percent a year ago to almost 2.8 percent today. We see a lot of articles these days about what investors should do to protect their portfolio in a rising rate environment. We have thought for some time that rates were more likely to move higher than lower, and we thought we had structured the Funds to perform well if rates rise. The Small Cap Dividend Value Fund’s performance over the last six months suggests we might still have a little tweaking to do.

The major factor that has not changed much is the dysfunction in Washington DC. On the positive side, the budget deficit for government fiscal year 2013 has fallen sharply. A combination of a better economy, higher taxes, the spending impact of the sequester, and some one-time items related to recovering money from the bailout investments made several years ago has led to a smaller deficit. On the negative side is the fact that the ideological differences between the two major political parties appear to have grown so wide as to impair their ability to conduct the business of government. The government recently shut its doors for a couple weeks because the money had not been appropriated to pay for it. This could happen again early next year as the continuing resolution that is funding the government will run out, and shortly thereafter the government will push up against its “debt ceiling.” At this point, investors have become conditioned to the inability of our elected officials in Washington to accomplish anything before the 11th hour (or 13th hour in some cases). I am not sure that is good.

As for where the market goes, we suspect that 2014 will not be as good as 2013. That is not much of a prediction as not that many years are as good as the last one for equity investors. While we have been cautiously optimistic when we really should have been recklessly optimistic, we continue to believe that our approach will serve you well over time.

Thank you for your continued commitment to the KEELEY Dividend Value portfolios.

Sincerely,

Thomas E. Browne, Jr.

Lead Portfolio Manager

There are risks associated with investing in small-cap and mid-cap mutual funds, such as smaller product lines and market shares, including limited available information. The risks of investing in REITs are similar to those associated with investing in small-capitalization companies; they may have limited financial resources, may trade less frequently and in a limited volume, may be subject to more abrupt or erratic price movements than larger securities, and may be subject to changes in interest rates. Dividend paying investments may not experience the same price appreciation as non-dividend paying investments; portfolio companies may choose not to pay a dividend or it may be less than anticipated. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Funds’ prospectus. Please read the Funds’ prospectus carefully before investing. The opinions expressed in this letter are those of Mr. Browne, and are current only through the end of the period of the report as stated on the cover. Mr. Browne’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

MANAGER COMMENTARY

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

For the quarter ending September 30, 2013, the KEELEY Small Cap Value Fund (KSCVX) increased 8.47 percent compared to a 10.21 percent increase for the Russell 2000 Index and a 7.59 percent rise in the Russell 2000 Value Index. Over the fiscal year ended September 30, 2013, the Fund rose 32.17 percent compared to a 30.06 percent increase for the Russell 2000 Index and a 27.04 percent rise for the Russell 2000 Value Index.

During the third quarter of 2013, the Fund experienced strong absolute returns, but trailed the Russell 2000 Index. Our sector allocation proved to the be the primary drag on our relative results, led by an underweight position in the healthcare sector, which was the top performing sector in the Russell 2000 Index. The Fund’s underweight position in the technology sector also proved to be a headwind during the quarter, as technology was the second best performing sector in the benchmark. Strong stock selection in the energy sector proved to be positive contributor, as our decisions in this sector added over 100 basis points to our results in the third quarter.

Over the trailing one-year period ended September 30, 2013, the Fund produced strong relative and absolute returns. Stock selection was the primary driver of the outperformance, driven specifically by good stock picking in the energy, financials, and consumer discretionary sectors. Krispy Kreme Doughnuts Inc. (KKD) was the Fund’s top performing position over the past year, rising over 143 percent. Other notable contributors to our results over the past year were Gulfport Energy (GPOR), which climbed over 105 percent, Avis Budget Group (CAR), which increased over 83 percent, and Starz Inc. (STRZA), which rose over 77 percent over the past year.

From a macroeconomic perspective, we have not wavered in our belief that the current environment is favorable for equities. We believe that the U.S. economy remains in a “muddle through” environment that may grow in the low single digits. Despite fears that the Fed will gradually remove “QE”, we believe once the near-term divide in Washington is settled, the Fed’s continued liquidity injections will be a positive catalyst for equities. Additionally, investor sentiment may remain negative, and although it has no merit in how we value securities, we do believe that fear and uncertainty provide an indirect catalyst for future equity gains. Despite these positives, our enthusiasm is slightly tempered by valuations and expectations. The forward P/E on the Russell 2000 Index is nearing historical averages, and earnings expectations will have to be reset based on low single digit GDP growth. Corporate guidance during the upcoming earnings season will be important to evaluate the validity of current expectations. More importantly, the recovery continues to foster what we believe are opportunities in corporate restructuring, particularly when embellished by activist investors. Four more tax-free spin-offs were announced in September. Agilent (A) will spin-off its electronic measurement business, Noble Corp. (NE), its oil rig business, National-Oilwell Varco (NOV), its oilfield equipment unit, and Timken (TKR), its steelmaking division. The spin-off continues to be the cornerstone of our corporate restructuring investment philosophy, and despite widespread knowledge of the inefficiency surrounding this approach, the strategic advantages of a spin-off remain evident today. We continue to be encouraged by these opportunities and expect that they will be a strong source of alpha in the future.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2013

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Value Fund - Class A and Russell 2000® Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2013

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	32.17%	8.20%	11.89%	12.30%
Class A (includes max 4 1/2% front-end load)	26.23%	7.20%	11.38%	12.04%
Class I	32.49%	8.47%	N/A	5.09%
Russell 2000® Index	30.06%	11.15%	9.64%	8.95%	(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of Keeley Small Cap Value Fund - Class A. The return for the Russell 2000® Index since the commencement date of the Keeley Small Cap Value Fund - Class I is 7.56%.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

For the quarter ending September 30, 2013, the KEELEY Small Cap Dividend Value Fund (KSDVX) rose 3.40 percent compared to a 7.59 percent increase for the Russell 2000 Value Index. Over the fiscal year ending September 30, 2013, the Fund increased 23.20 percent compared to a 27.04 percent increase for the Russell 2000 Value Index.

During the third quarter of 2013, stock selection was the primary drag on the Fund’s performance relative to the benchmark. Specifically, holdings in the financial sector had the greatest impact, and that sector also was the second worst performer in the index. Additionally, an underweight position and our stock selection in a strong performing technology sector also had a negative impact on the Fund’s results. Finally, the high P/E and non-earning companies outperformed the broad market. As a result, our bias toward higher quality names and more defensive sectors contributed to our relative underperformance in the third quarter. Over the past year, many of the same factors proved to be a headwind for the Fund as more cyclical sectors were the best performers. Specifically, an underweight position in technology, which was the second best performing sector in the index after climbing 37 percent, proved to be the largest detractor to the Fund’s results over the trailing twelve months. Overweight positions in defensive sectors such as utilities, which substantially lagged other sectors, were also a notable detractor. The Fund continues to offer an attractive yield at approximately 2.7 percent at the portfolio level. Additionally, 63 percent of the Fund’s stocks have raised or initiated a dividend over the past year, compared to 57 percent for the dividend-paying small-cap universe.

Despite our challenges on a relative basis over the trailing twelve months, we remain pleased with the Fund’s absolute returns during the year amid a difficult environment for more defensive strategies. With as much uncertainty as we have seen in the world this year, the market has been surprisingly strong. The third quarter of 2013 was the fifth quarter in a row where the Russell 2000 was positive and we are now approaching a record of six quarters of positive returns set in the second half of 1992 through the fourth quarter of 1993. What has been driving the market? It has been hard to tell, but it has not necessarily been earnings. With the market rising close to thirty percent, its multiple has moved up from 14x to 17x, while growth expectations have declined from twenty to ten percent. In addition, that multiple embeds expectations of twenty-two percent EPS growth in 2014, which is a big acceleration from this year’s estimated ten percent growth. Whether or not EPS will grow this fast will be debated over the next six months and will be a key factor in determining if the market can continue to climb from its current levels. On the positive side, the U.S. economy continues to “muddle along” without much help from the rest of the world, although Europe and China are improving. Despite these positive developments, geopolitical factors, dysfunction in Washington, and the U.S. budget deficit are concerning. These elements combined with some of our comments regarding valuation make me cautious in the near-term. However, we do not expect any major changes within the Fund. We remain focused on identifying what we believe are attractive companies with strong valuations. Although that has become more challenging in the current environment, we expect some of the concerns we mentioned above will lead to more volatility and potentially better buying opportunities in the quarters and years ahead.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2013

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2013

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	23.20%	17.89%	18.49%
Class A (includes max 4 1/2% front-end load)	17.66%	16.08%	17.08%
Class I	23.53%	18.19%	18.78%
Russell 2000® Value Index	27.04%	16.57%	16.79%

(1)	Inception date for both classes is December 1, 2009.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forecasted growth values. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

For the quarter ending September 30, 2013, the KEELEY Small-Mid Cap Value Fund (KSMVX) increased 9.16 percent compared to a 6.43 percent increase for the Russell 2500 Value Index. Over the fiscal year ending September 30, 2013, the Fund increased 35.49 percent compared to a 27.58 percent rise in the Russell 2500 Value Index.

The Fund enjoyed strong absolute and relative returns during the third quarter of 2013 as well as the twelve months ending September 30, 2013. Strong stock selection in the energy sector was the main driver of our relative outperformance during the third quarter, accounting for over two-thirds of our results. Additionally, an overweight position in the strong performing industrial sector and an underweight position in the lagging utility sector also made positive contributions during the quarter. Over the past year, both positive sector allocation and strong stock picking contributed to the Fund’s outperformance versus the Russell 2500 Value Index. Specifically, the portfolio’s largest overweight positions, in the industrials and consumer discretionary sectors, happened to be in the two best performing sectors of the index over the trailing twelve months. While that definitely had a positive impact on our results, strong stock picking in both sectors also contributed strongly to our performance over the past year. Lastly, although the Fund’s overweight position in energy had a marginally positive impact, stock selection within the sector was very strong, accounting for a significant portion of the Fund’s relative results over the past year.

Although energy proved to be a positive contributor to our results over the trailing twelve months, much of that performance has been realized more recently. For example, Goodrich Petroleum (GDP) was the top contributor by a wide margin during the third quarter of 2013, climbing over 88 percent in just three months. The oil and natural gas producer is benefitting from being an early entrant with low cost acreage in the Tuscaloosa Marine Shale (TMS) formation in Louisiana. This land has historically been neglected and thought of as too speculative, but new drilling techniques have created opportunities. During the quarter, the company reported positive oil well results and other operators have purchased acreage in the area to further confirm the land has strong potential. Energen Corp. (EGN) was the second largest contributor during the third quarter, rising over 46 percent. Shares of the oil and natural gas producer jumped in August after it announced earnings that exceeded expectations. Similar to Goodrich, Energen is experiencing strong early results with wells in the Midland and Delaware basins and is expected to spin-off its utility division.

Lastly, holdings in the consumer discretionary sector have been very strong over the past year. After experiencing positive results from our holdings related to housing late in 2012 and early in 2013, many of the Fund’s best performers in that sector more recently have been restaurant related businesses. The Fund’s two best performing stocks over the past year have been Krispy Kreme Doughnuts (KKD) and Fiesta Restaurant Group (FRGI). Krispy Kreme has climbed over 142 percent and Fiesta over 135 percent. Generac Holdings (GNRC) was another top performer, rising over 111 percent over the past twelve months. The maker of stand-by and portable generators benefited from the impact of Hurricane Sandy, as well as momentum in new housing starts and home remodeling. The company has produced strong earnings in recent quarters and has continued to raise its outlook throughout the year.

Overall, we were pleased to see stock selection play a significant role in the Fund’s returns over the past year. We believe that the current environment continues to be favorable to our process. With the prevailing amount of monetary uncertainty evident today, we believe bottom up stock pickers like us will have plenty of opportunities to invest in attractive companies despite the recent move in equities. Due to incredibly cheap financing which began in 2009, we have believed for quite some time that the market environment would eventually favor our process where low cost of capital can foster event driven restructuring. The additional number of spin-offs over the past three years (four were announced in September of 2013) and the noticeable increase in Merger and Acquisition activity late in 2012 were evidence that cheap financing continues to provide what we believe are opportunities for our strategy. Given the Federal Reserve’s well publicized communication to keep interest rates low for the foreseeable future, we see few reasons why M&A and other forms of financial engineering to promote growth will not continue. Consequently, we remain optimistic that these catalysts will provide a strong tailwind for the Fund through the remainder of the year and into 2014.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2013

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2013

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	35.49%	22.61%	12.88%	8.45%
Class A (includes max 4 1/2% front-end load)	29.40%	20.74%	11.85%	7.64%
Class I	35.93%	22.95%	13.17%	8.74%
Russell 2500® Value Index	27.58%	17.12%	11.07%	7.09%

(1)	Inception date for both classes is August 15, 2007.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY Mid Cap Value Fund (KMCVX - KMCIX)

For the quarter ending September 30, 2013, the KEELEY Mid Cap Value Fund (KMCVX) increased 7.97 percent compared to a 5.89 percent increase for the Russell Midcap Value Index. Over the past fiscal year ending September 30, 2013, the Fund rose 29.80 percent compared to a 27.77 percent rise for the Russell Midcap Value Index.

During the third quarter of 2013, the Mid Cap Value Fund experienced strong absolute and relative returns, outpacing the Russell Midcap Value Index. Strong decisions in the consumer discretionary sector were the primary driver of the Fund’s returns. Positive stock selection, as well as an overweight position in the sector, benefited the Fund. Additionally, an overweight position in the strong performing industrial sector and an underweight position in the lagging utilities and financial sectors also made positive contributions. Over the past year, many of the same factors contributed to our positive relative and absolute returns. The lack of financial stocks, which is the largest weight in the index but was the third worst performing sector over the past year, was a notable contributor to our returns. Positive stock selection was able to offset an overweight position in materials, which was the second worst performing sector in the index over the past twelve months. Lastly, the utilities sector proved to be the worst performing sector over the past year and a substantial underweight position was a strong contributor to the Fund’s relative performance. Although holdings in the financial and materials sector proved to have the greatest impact on the Fund over the past year, more recently stock selection in the energy sector has produced notable results. In the third quarter of 2013, two of the Fund’s top five contributors came from the energy sector. Energen Corp. (EGN) was the Fund’s top performing position in the third quarter, rising over 46 percent. Shares of the oil and natural gas producer jumped in August after the company announced earnings that exceeded expectations. Energen is experiencing strong early results with wells in the Midland and Delaware basins which have highlighted the value of their exploration and production businesses. In addition, the company may spin-off its gas utility business. We continue to believe the Fund’s holdings in energy have upside, and we may potentially add names from this sector to the Fund in the coming months.

An important change to the portfolio management team was made this year when Kevin Chin joined the firm in June of 2013. Kevin was immediately named as a Co-Portfolio Manager to the Fund along with Co-Portfolio Manager Brian Keeley and Lead Portfolio Manager John Keeley. We are excited to have Kevin join the team after a long career at Cramer Rosenthal McGlynn where he focused on value across all market cap spectrums. With over twenty-five years of experience in fundamental research and portfolio management, he will also perform research across our universe of small- and mid-capitalization stocks and work closely with Brian Keeley on the Fund. While we do not expect any major changes to the construction of the portfolio or investment process, we believe the addition of someone with Kevin’s resume to a Fund that is already rich in experience will only add to the attractiveness of this product in the future.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Kevin Chin

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2013

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2013

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Mid Cap Value Fund
Class A	29.80%	17.88%	6.68%	4.59%
Class A (includes max 4 1/2% front-end load)	23.98%	16.10%	5.71%	4.00%
Class I	30.13%	18.15%	6.94%	0.51%
Russell Midcap® Value Index	27.77%	17.27%	11.86%	7.50%	(2)

(1)	Inception date is August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley Mid Cap Value Fund - Class A. The return for the Russell Midcap® Value Index since the commencement date of the Keeley Mid Cap Value Fund - Class I is 7.06%.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

In the third quarter of 2013, the KEELEY Mid Cap Dividend Value Fund (KMDVX) climbed 5.38 percent compared to a 5.89 percent increase for the Russell Midcap Value Index. Over the fiscal year ending September 30, 2013, the Fund increased 25.41 percent compared to a 27.77 percent increase for the Russell Midcap Value Index.

During the third quarter of 2013, the Mid Cap Dividend Value Fund slightly trailed the Russell Midcap Value Index. No one factor had a significant impact on our results. Stock selection in the industrials and consumer staples sectors, however, were detractors. Although we always strive to outpace our benchmark, our results were not surprising in light of our lower beta and unfavorable factor exposures (i.e. lower beta, higher yield). For example, the highest beta quintiles appreciated 9.9 percent and 10.4 percent while the lowest beta quintiles produced returns of –0.2 percent for the lowest beta and 4.9 percent for the second lowest beta. Additionally, stocks with a yield were up 5.3 percent compared to stocks with no yield that climbed 8.5 percent. These factors can be a stiff headwind for a strategy that is built on quality and downside capital protection. The Fund continues to offer an attractive yield at approximately 2.5 percent at the portfolio level. Additionally, 80 percent of the Fund’s stocks have raised or initiated a dividend over the past year, compared to 69 percent for the dividend-paying mid-cap universe.

The Fund’s largest detractor in the third quarter of 2013 was ConAgra Foods Inc. (CAG) which was the primary reason holdings in the consumer staples sector had a negative impact. The food producer declined over twelve percent and cost the portfolio 20 basis points in return after missing earnings expectations and cutting its outlook for 2014. Profits dropped forty-two percent during the quarter and the company cited weaker results in its consumer segment. Conversely, Energen Corp. (EGN) was the portfolio’s top performing position in the third quarter of 2013, rising over forty-six percent and adding 54 basis points of return. Shares of the oil and natural gas producer jumped in August after announcing earnings that exceeded expectations. Energen is experiencing strong early results with wells in the Midland and Delaware basins which have highlighted the value of their exploration and production business versus its slower growing utility segment.

Similar to our comments in the Small Cap Dividend Value Fund summary, we have been pleased with our absolute returns during the year amid a difficult environment for more defensive strategies. The Fund performed better on a relative basis due in large part to sector allocations that were more favorable than those of the Small Cap Dividend Value Fund. For example, the Fund had only a 50 basis point underweight to the strong performing technology sector, which helped the portfolio “keep up” with the benchmark. The Fund was also underweight a lagging utilities sector compared to the Small Cap Dividend Value Fund, which was more than 200 basis points overweight. In general, other than notable sector differences between the respective benchmarks, our expectation is that these two portfolios will perform similarly over time.

In summary, we remain focused on identifying what we believe are attractive companies with strong valuations. Although that has become more challenging in the current environment, we continue to find dislocations in the market that will offer opportunity. With more volatility anticipated in the future, we expect additional ideas to be presented in the coming months and years.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2013

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Dividend Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2013

	1-Year	Since Commencement of Operations (1)
Keeley Mid Cap Dividend Value Fund
Class A	25.41%	26.68%
Class A (includes max 4 1/2% front-end load)	19.80%	23.80%
Class I	25.71%	26.98%
Russell Midcap® Value Index	27.77%	31.23%

(1)	Inception date for both classes is October 3, 2011.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY All Cap Value Fund (KACVX - KACIX)

For the quarter ending September 30, 2013, the KEELEY All Cap Value Fund (KACVX) increased 7.12 percent compared to a 4.23 percent increase for the Russell 3000 Value Index. Over the fiscal year ending September 30, 2013, the Fund rose 28.79 percent compared to a 22.67 percent rise for the Russell 3000 Value Index.

During the third quarter of 2013, the Fund experienced strong absolute and relative returns, outpacing the Russell 3000 Value Index. Strong stock selection in the energy sector was the main driver of our relative outperformance. Additionally, strong stock selection in the financial sector and an overweight position in the consumer discretionary sector made positive contributions during the quarter. Over the past year the Fund also posted strong results, easily outpacing the Russell 3000 Value Index.

Much of the contribution that occurred during the third quarter also had a significant impact on the Fund’s results over the trailing twelve months. Despite an energy sector that lagged a number of other sectors in the Russell 3000 Value Index, our stock selection in the sector was very strong and had the greatest impact on the Fund over the past year. Additionally, good stock selection and an overweight position in the industrials sector also contributed to our results. Lastly, an underweight position in utilities and no exposure to the lagging telecom sector also made a notable contribution over the past year.

Due in large part to the addition of Ed Ciskowski as a Co-Portfolio Manager almost three years ago, we set out to broaden the Fund’s exposure to larger-cap companies. Combining Ed’s expertise in the asset class with our investment approach in corporate restructuring, we believed we were simply taking advantage of what the market was offering us. It is our view that we are currently witnessing somewhat of a renaissance with the unwinding of a long, cyclical process whereby companies grew largely via acquisition. At some point in the past, these companies decided to diversify away from their core competencies that allowed them to be successful in the first place. Eventually these successful companies became conglomerates with completely unrelated business segments and little value generating synergy. After years of mediocre results and additional pressure from shareholders, many of these companies are finally realizing the need for change. Since the financial collapse of 2008, we have seen companies such as Pfizer, Tyco, and ITT sell or spin-off unrelated business and shrink down to a more manageable core. More recently, we have established positions in Microsoft and Hewlett Packard, who each appear to be in the early stages of restructuring. We believe this great corporate “unwinding” cycle is in its infancy stage and we are excited about a future that we believe will be full of attractive investment opportunities undergoing a similar transformation.

Given that the investment environment remains somewhat opaque with slightly elevated valuations, we have become slightly more conservative in recent months. While we are overweight a more economically sensitive sector such as consumer discretionary, we arrived at the position via our media interests in Scripps, Madison

Square Garden, Tribune, and Lamar and not via an interest in retail, as we believe the holiday season may disappoint. Further, we have reduced our weight in cyclical industrials because we see more value in larger cap technology turnarounds such as the aforementioned Microsoft and Hewlett Packard. Consistent with our more cautious outlook, we have grown into an overweight position in consumer staples. This is not so much by macroeconomic design, but rather due to food and beverage companies having to focus on restructuring/deleveraging to eke out margin improvement as pricing power appears virtually nonexistent at the present time. If pricing pressures eventually subside, we believe earnings growth may surprise to the upside. The arrival of activists at PepsiCo also bears watching as a potential candidate to restructure in the future.

Overall, we have been pleased with the Fund’s absolute and relative returns over the trailing twelve months. We believe the changes to the Fund with respect to market capitalization have been a positive development for our shareholders by providing improved diversification and potentially lower volatility. Through the Fund, we believe that investors may be able to access many of the best ideas available within the Keeley corporate restructuring universe, while also gaining exposure to a handful of larger-cap names exclusive to this portfolio.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

Edwin C. Ciskowski

Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2013

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2013

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	28.79%	18.96%	9.88%	7.06%
Class A (includes max 4 1/2% front-end load)	23.01%	17.15%	8.88%	6.39%
Class I	29.13%	19.23%	10.14%	3.98%
Russell 3000® Value Index	22.67%	16.27%	8.89%	5.59%	(2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return for the Russell 3000® Value Index since the commencement date of the Keeley All Cap Value Fund - Class I is 4.06%.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

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MANAGER COMMENTARY

KEELEY Alternative Value Fund (KALVX - KALIX)

For the quarter ending September 30, 2013, the KEELEY Alternative Value Fund (KALVX) increased 4.38 percent compared to a 5.24 percent increase for the S&P 500 Index and a 6.43 percent increase for the Russell 2500 Value Index. Over the fiscal year ending September 30, 2013, the Fund rose 20.44 percent compared to a 19.34 percent increase for the S&P 500 Index and a 27.58 percent increase for the Russell 2500 Value Index. For much of the past fiscal year, the Fund maintained varying degrees of a hedge on a portion of the portfolio, which negatively impacted returns in a very strong market for equities.

During the third quarter of 2013, the Fund trailed both the Russell 2500 Value Index and the S&P 500 Index. The Fund’s long holdings, however, enjoyed a strong third quarter driven primarily by strong stock selection in the energy sector. Additionally, an overweight position in the strong performing industrial sector and an underweight position in the lagging utility sector also made positive contributions during the quarter. Over the past year, the Fund was generally boosted by strong performance from the long-side of the portfolio.

In making its determinations, Broadmark attempts to assess the fundamental economic environment through inputs of valuation, monetary policy, and investor sentiment. They then attempt to validate these qualitative factors with a quantitative model that considers among other things, volume/breadth and momentum. The Fund entered the month of September with a sixty percent hedge that was created through the use of long put and short call exchange-traded option contracts. As investor sentiment and momentum appeared to improve later in the month due to the Federal Reserve’s decision not to “taper”, Broadmark reduced the hedge on two different occasions. By the end of September, however, Broadmark perceived a reduction in investor sentiment and thus increased the Fund’s hedge to the forty percent level.

During the three and twelve months ended September 30, 2013, the Fund was able to capture the majority of the long-side’s strong absolute and relative results. However, because the Fund was not 100 percent exposed to the equity markets due to Broadmark’s hedging activities during these time periods, the Fund was not able to capture all of the market’s positive returns and thus lagged the Russell 2500 Value Index.

Overall, we have not wavered in our belief that the current environment is favorable for equities. The U.S. economy seems to remain in a “muddle through” environment that we believe should grow in the low single digits in the year ahead, and it is our expectation that the Fund can capture this positive market growth. However, although we remain confident in the outlook for equities, Broadmark’s ability to hedge some or all of the Fund’s portfolio should be an advantage when downside volatility returns to the markets.

Sincerely,

John L. Keeley, Jr.	Brian R. Keeley
Lead Portfolio Manager	Co-Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2013

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Alternative Value Fund - Class A, S&P 500® ** and Russell 2500® Value *** Indexes

(Unaudited)

Average annual total returns ****

For the periods ended September 30, 2013

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley Alternative Value Fund
Class A	20.44%	12.33%	7.31%
Class A (includes max 4 1/2% front-end load)	15.02%	10.60%	5.91%
Class I	20.84%	12.63%	7.62%
S&P 500® Index	19.34%	16.27%	13.09%
Russell 2500® Value Index	27.58%	17.12%	14.21%

(1)	Inception date for both classes is April 1, 2010.
*	Excludes short-term investments and investments purchased with cash collateral from securities lending.
**	The S&P 500® Index is an unmanaged index generally considered representative of the stock market as a whole. The index focuses on the large-cap segment of the U.S. equities market. The S&P 500® Index returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. The Russell 2500® Value Index is unmanaged and returns include reinvestment of dividends. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
****	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

(This page is intentionally left blank.)

KEELEY Funds, Inc.

Expense Example

For the Six Month Period Ended September 30, 2013

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2013 to September 30, 2013 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Value Fund, the Mid Cap Dividend Value Fund, the All Cap Value Fund, and the Alternative Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,088.60	1.35%	$7.07
Small Cap Dividend Value Fund	1,000.00	1,053.40	1.39%	7.16
Small-Mid Cap Value Fund	1,000.00	1,094.50	1.40%	7.35
Mid Cap Value Fund	1,000.00	1,089.50	1.39%	7.28
Mid Cap Dividend Value Fund	1,000.00	1,069.70	1.39%	7.21
All Cap Value Fund	1,000.00	1,084.70	1.39%	7.26
Alternative Value Fund	1,000.00	1,026.40	1.90%	9.65

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,089.80	1.10%	$5.76
Small Cap Dividend Value Fund	1,000.00	1,054.50	1.14%	5.87
Small-Mid Cap Value Fund	1,000.00	1,096.10	1.15%	6.04
Mid Cap Value Fund	1,000.00	1,090.80	1.14%	5.98
Mid Cap Dividend Value Fund	1,000.00	1,071.00	1.14%	5.92
All Cap Value Fund	1,000.00	1,086.00	1.14%	5.96
Alternative Value Fund	1,000.00	1,028.10	1.65%	8.39

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Funds (to reflect the one-half year period).
**	Includes interest and dividend expense, where applicable.

KEELEY Funds, Inc.

Expense Example (Continued)

For the Six Month Period Ended September 30, 2013

(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,018.30	1.35%	$6.83
Small Cap Dividend Value Fund	1,000.00	1,018.10	1.39%	7.03
Small-Mid Cap Value Fund	1,000.00	1,018.05	1.40%	7.08
Mid Cap Value Fund	1,000.00	1,018.10	1.39%	7.03
Mid Cap Dividend Value Fund	1,000.00	1,018.10	1.39%	7.03
All Cap Value Fund	1,000.00	1,018.10	1.39%	7.03
Alternative Value Fund	1,000.00	1,015.54	1.90%	9.60

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,019.55	1.10%	$5.57
Small Cap Dividend Value Fund	1,000.00	1,019.35	1.14%	5.77
Small-Mid Cap Value Fund	1,000.00	1,019.30	1.15%	5.82
Mid Cap Value Fund	1,000.00	1,019.35	1.14%	5.77
Mid Cap Dividend Value Fund	1,000.00	1,019.35	1.14%	5.77
All Cap Value Fund	1,000.00	1,019.35	1.14%	5.77
Alternative Value Fund	1,000.00	1,016.80	1.65%	8.34

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Funds (to reflect the one-half year period).
**	Includes interest and dividend expense, where applicable.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2013

Shares		Value
	COMMON STOCKS – 98.51%
	Aerospace & Defense – 1.95%
1,831,000	GenCorp, Inc. (a)(b)	$29,350,930
337,000	Teledyne Technologies, Inc. (a)	28,621,410

		57,972,340

	Auto Components – 2.77%
1,352,825	American Axle & Manufacturing Holdings, Inc. (a)	26,677,709
1,255,029	Dana Holding Corp.	28,664,862
1,615,000	Federal Mogul Corp. (a)	27,115,850

		82,458,421

	Building Products – 0.92%
605,000	A.O. Smith Corporation	27,346,000

	Capital Markets – 1.31%
363,000	Gamco Investors, Inc. (c)	27,562,590
680,300	Manning & Napier, Inc.	11,347,404

		38,909,994

	Chemicals – 1.72%
265,000	Ashland, Inc.	24,507,200
1,159,400	Chemtura Corp. (a)	26,654,606

		51,161,806

	Commercial Banks – 5.30%
1,360,000	BancorpSouth, Inc. (b)	27,118,400
1,234,500	FirstMerit Corp.	26,800,995
1,121,500	Glacier Bancorp, Inc. (b)	27,712,265
507,775	UMB Financial Corp.	27,592,494
770,268	Union First Market Bankshares Corp. (b)	18,001,163
740,000	Wintrust Financial Corp.	30,391,800

		157,617,117

	Commercial Services & Supplies – 1.74%
1,256,314	Covanta Holding Corp.	26,859,993
1,237,163	Ritchie Bros. Auctioneers (b)	24,965,950

		51,825,943

Shares		Value
	Construction & Engineering – 1.85%
413,700	Chicago Bridge & Iron Co. – ADR	$28,036,449
805,000	The Babcock & Wilcox Co.	27,144,600

		55,181,049

	Distributors – 0.97%
434,500	Core Mark Holding Co, Inc.	28,868,180

	Diversified Financial Services – 3.78%
1,032,841	Air Lease Corp.	28,568,382
578,000	CBOE Holdings, Inc.	26,142,940
507,500	MarketAxess Holdings, Inc.	30,470,300
692,000	Walter Investment Management Corp. (a)	27,361,680

		112,543,302

	Electric Utilities – 0.85%
522,900	Allete, Inc.	25,256,070

	Electrical Equipment – 1.92%
745,708	Franklin Electric, Inc. (b)	29,380,895
650,000	Generac Holdings, Inc.	27,716,000

		57,096,895

	Energy Equipment & Services – 1.82%
240,756	Dril-Quip, Inc. (a)	27,626,751
1,043,063	Helix Energy Solutions Group, Inc. (a)	26,462,508

		54,089,259

	Food Products – 2.65%
1,076,750	Flowers Foods, Inc.	23,085,520
950,000	Snyders-Lance, Inc.	27,407,500
425,000	TreeHouse Foods, Inc. (a)	28,402,750

		78,895,770

	Gas Utilities – 0.81%
414,000	South Jersey Industries, Inc.	24,252,120

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013

Shares		Value
	Health Care Equipment & Supplies – 1.82%
760,000	Hill-Rom Holdings, Inc.	$27,230,800
1,033,000	Wright Medical Group, Inc. (a)	26,940,640

		54,171,440

	Health Care Providers & Services – 1.01%
892,000	Hanger Orthopedic Group, Inc. (a)	30,113,920

	Home Furnishings – 0.93%
662,500	Fortune Brands Home & Security, Inc.	27,579,875

	Hotels, Restaurants & Leisure – 8.65%
654,490	AFC Enterprises, Inc. (a)	28,529,219
480,400	Bob Evans Farms, Inc.	27,512,508
2,155,021	Carrols Restaurant Group, Inc. (a)(c)	13,145,628
5,184,850	Denny’s Corp. (a)(c)	31,731,282
390,900	DineEquity, Inc.	26,972,100
737,500	Fiesta Restaurant Group, Inc. (a)	27,774,250
1,519,000	Krispy Kreme Doughnuts, Inc. (a)(b)	29,377,460
610,000	Marriott Vacations Worldwide Corp. (a)	26,840,000
268,260	Penn National Gaming, Inc. (a)(b)	14,850,874
444,000	Vail Resorts, Inc.	30,804,720

		257,538,041

	Household Products – 1.00%
453,000	Spectrum Brands Holdings, Inc.	29,825,520

	Industrial Conglomerates – 1.16%
959,000	ITT Corp.	34,476,050

	Insurance – 4.65%
1,323,569	American Equity Investment Life Holding Co. (b)	28,086,134
594,400	Hanover Insurance Group, Inc.	32,882,208

Shares		Value
	Insurance – (continued)
590,800	HCC Insurance Holdings, Inc.	$25,888,856
635,000	Protective Life Corp.	27,019,250
571,000	W.R. Berkley Corp.	24,473,060

		138,349,508

	Internet Software & Services – 0.85%
3,155,800	United Online, Inc.	25,183,284

	IT Services – 3.66%
866,000	Broadridge Financial Solutions, Inc.	27,495,500
975,000	Corelogic, Inc. (a)	26,373,750
1,147,000	Evertec, Inc.	25,474,870
338,500	Wex, Inc. (a)	29,703,375

		109,047,495

	Machinery – 10.57%
722,452	Actuant Corp. – Class A	28,060,036
486,000	Colfax Corp. (a)	27,454,140
519,500	EnPro Industries, Inc. (a)	31,279,095
163,900	Harsco Corp.	4,081,110
1,193,824	John Bean Technologies Corp.	29,702,341
616,500	L.B. Foster Co. (c)	28,198,710
1,325,000	Manitowoc, Inc.	25,943,500
468,000	RBC Bearings, Inc. (a)	30,836,520
1,342,298	Rexnord Corp. (a)	27,919,798
513,000	Tennant Co.	31,806,000
154,100	Valmont Industries, Inc.	21,406,031
442,200	Wabtec Corp.	27,801,114

		314,488,395

	Media – 2.95%
497,000	Lamar Advertising Co. (a)	23,373,910
460,418	Madison Square Garden, Inc. (a)	26,736,473
1,344,000	Starz (a)	37,806,720

		87,917,103

	Metals & Mining – 0.93%
388,500	Kaiser Aluminum Corp.	27,680,625

	Multi-Utilities – 0.84%
751,840	Vectren Corp.	25,073,864

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013

Shares		Value
	Oil, Gas & Consumable Fuels – 6.44%
765,581	Bonanza Creek Energy, Inc. (a)	$36,946,939
1,998,070	EXCO Resources, Inc. (b)	13,466,992
1,150,718	Goodrich Petroleum Corp. (a)(b)	27,950,940
430,500	Gulfport Energy Corp. (a)	27,698,370
605,300	Oasis Petroleum, Inc. (a)	29,738,389
1,153,735	Sanchez Energy Corp. (a)(b)	30,470,141
2,618,554	Synergy Resources Corp. (a)	25,530,902

		191,802,673

	Paper & Forest Products – 1.62%
515,000	Clearwater Paper Corp. (a)	24,601,550
365,000	Deltic Timber Corp.	23,776,100

		48,377,650

	Personal Products – 0.87%
855,159	Prestige Brands Holdings, Inc. (a)	25,757,389

	Real Estate Investment Trusts (REITs) – 3.34%
676,716	Corrections Corporation of America	23,380,538
782,000	Ryman Hospitality Properties, Inc. (b)	26,986,820
1,169,057	Sabra Health Care REIT, Inc.	26,900,002
2,403,613	Spirit Realty Capital, Inc.	22,065,167

		99,332,527

	Real Estate Management & Development – 0.96%
1,324,230	Forestar Group, Inc. (a)	28,510,672

	Road & Rail – 1.77%
144,000	AMERCO	26,514,720
280,400	Genesee & Wyoming, Inc. (a)	26,068,788

		52,583,508

Shares		Value
	Semiconductors & Semiconductor Equipment – 0.91%
1,945,400	Fairchild Semiconductor International, Inc. (a)	$27,021,606

	Software – 1.89%
1,018,847	Monotype Imaging Holdings, Inc.	29,200,155
727,844	Verint Systems, Inc. (a)	26,973,899

		56,174,054

	Specialty Retail – 2.77%
1,015,000	Aaron’s, Inc.	28,115,500
901,000	CST Brands, Inc. (b)	26,849,800
645,500	Penske Automotive Group, Inc.	27,582,215

		82,547,515

	Textiles, Apparel & Luxury Goods – 0.90%
431,500	Hanesbrands, Inc.	26,886,765

	Thrifts & Mortgage Finance – 5.83%
2,083,200	Capitol Federal Financial	25,894,176
651,699	Home Federal Bancorp, Inc. (c)	8,198,373
1,057,195	Hometrust Bancshares, Inc. (a)(c)	17,443,718
486,500	Iberiabank Corp.	25,234,755
1,242,116	Investors Bancorp, Inc.	27,177,498
1,548,500	Provident Financial Services, Inc.	25,101,185
1,368,795	Rockville Financial, Inc. (c)	17,794,335
1,285,500	ViewPoint Financial Group	26,571,285

		173,415,325

	Trading Companies & Distributors – 0.92%
727,466	Kaman Corp.	27,541,863

	Transportation Infrastructure – 0.91%
508,000	Macquarie Infrastructure Company LLC	27,198,320

	Total Common Stocks (Cost $1,980,128,930)	$2,932,069,253

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013

Contracts		Value
	WARRANTS – 0.00%
	Oil, Gas & Consumable Fuels – 0.00%
187,500	Magnum Hunter Resources Corp. Expiration: October 14, 2013, Exercise Price: $10.50	$1,313

	Total Warrants (Cost $—)	$1,313

Principal Amount
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING – 1.49%
	Repurchase Agreements – 1.38%
$41,135,000	Credit Suisse First Boston Repurchase Agreement, (Dated 9/30/2013), 0.05%, due 10/1/2013, (Repurchased proceeds $41,135,057); [Collateralized by $117,400,000 U.S. Treasury STRIP 4.375%, 5/15/40 (Market Value $41,958,764)]	$41,135,000

Shares
	Money Market Funds – 0.11%
574,677	Dreyfus Institutional Cash Advantage Fund, 0.06%	574,677
1,662,706	Goldman Sachs Financial Square Money Market Fund, 0.06%	1,662,706

Shares		Value
	Money Market Funds – (continued)
1,156,017	JPMorgan Prime Money Market Fund, 0.04%	$1,156,017

		3,393,400

	Total Investments Purchased With Cash Collateral From Securities Lending (Cost $44,528,400)	$44,528,400

	SHORT TERM INVESTMENTS – 1.15%
	Money Market Funds – 1.15%
34,125,756	Fidelity Institutional Money Market Portfolio, 0.04%	$34,125,756

	Total Short Term Investments (Cost $34,125,756)	$34,125,756

	Total Investments – 101.15%
	(Cost $2,058,783,086)	$3,010,724,722
	Liabilities in Excess of Other Assets – (1.15)%	(34,270,249)

	TOTAL NET ASSETS – 100.00%	$2,976,454,473

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is out on loan. See Note 2F in the Notes to the Financial Statements.

(c)	Affiliated issuer. See Note 9 in the Notes to the Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2013

Shares		Value
	COMMON STOCKS – 96.67%
	Auto Components – 1.00%
85,200	Superior Industries International, Inc.	$1,519,116

	Capital Markets – 2.57%
134,900	Manning & Napier, Inc.	2,250,132
122,500	Silvercrest Asset Management Group, Inc. – Class A (a)	1,669,675

		3,919,807

	Chemicals – 2.88%
44,580	Innophos Holdings, Inc.	2,352,932
92,400	KMG Chemicals, Inc.	2,031,876

		4,384,808

	Commercial Banks – 10.16%
148,700	BancorpSouth, Inc.	2,965,078
110,700	Columbia Banking System, Inc.	2,734,290
134,900	FirstMerit Corp.	2,928,679
131,300	Glacier Bancorp, Inc.	3,244,423
47,000	Union First Market Bankshares Corp.	1,098,390
61,200	Wintrust Financial Corp.	2,513,484

		15,484,344

	Commercial Services & Supplies – 1.29%
47,000	Deluxe Corp.	1,958,020

	Communications Equipment – 2.15%
73,100	Adtran, Inc.	1,947,384
116,800	Communications Systems, Inc.	1,321,008

		3,268,392

	Construction & Engineering – 2.74%
194,000	Great Lakes Dredge & Dock Corp.	1,439,480
107,300	Primoris Services Corp.	2,732,931

		4,172,411

	Diversified Consumer Services – 1.09%
113,000	Regis Corporation	1,658,840

Shares		Value
	Diversified Financial Services – 0.36%
13,849	Walter Investment Management Corp. (a)	$547,589

	Electric Utilities – 4.97%
49,000	Allete, Inc.	2,366,700
23,500	Cleco Corp.	1,053,740
65,500	El Paso Electric Co.	2,187,700
86,987	PNM Resources, Inc.	1,968,516

		7,576,656

	Electrical Equipment – 1.95%
48,401	AZZ, Inc.	2,026,066
14,000	Regal Beloit Corp.	951,020

		2,977,086

	Electronic Equipment, Instruments & Components – 3.07%
138,000	AVX Corp.	1,811,940
24,100	MTS Systems Corp.	1,550,835
115,700	Richardson Electronics Ltd.	1,315,509

		4,678,284

	Energy Equipment & Services – 1.49%
31,300	Bristow Group, Inc.	2,277,388

	Food & Staples Retailing – 0.90%
159,200	Roundy’s, Inc.	1,369,120

	Gas Utilities – 1.32%
34,200	South Jersey Industries, Inc.	2,003,436

	Health Care Equipment & Supplies – 2.92%
70,900	CONMED Corporation	2,409,891
86,400	Meridian Bioscience, Inc.	2,043,360

		4,453,251

	Health Care Providers & Services – 2.81%
26,600	Chemed Corp.	1,901,900
30,500	Owens & Minor, Inc.	1,054,995
42,500	U. S. Physical Therapy, Inc.	1,320,900

		4,277,795

	Hotels, Restaurants & Leisure – 4.03%
29,400	Bob Evans Farms, Inc.	1,683,738

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013

Shares		Value
	Hotels, Restaurants & Leisure – (continued)
142,800	Einstein Noah Restaurant Group, Inc.	$2,473,296
84,000	Interval Leisure Group, Inc.	1,984,920

		6,141,954

	Insurance – 4.49%
53,300	Arthur J. Gallagher & Co.	2,326,545
82,000	Protective Life Corp.	3,489,100
15,300	Reinsurance Group of America, Inc.	1,024,947

		6,840,592

	IT Services – 1.31%
151,400	EPIQ Systems, Inc.	2,001,508

	Machinery – 5.57%
109,610	Global Power Equipment Group, Inc.	2,204,257
45,700	Harsco Corp.	1,137,930
93,500	John Bean Technologies Corp.	2,326,280
80,200	Titan International, Inc.	1,174,128
36,400	Trinity Industries, Inc.	1,650,740

		8,493,335

	Marine – 0.54%
99,200	Nordic American Tanker Shipping Ltd.	817,408

	Multi-line Retail – 0.35%
27,500	Stage Stores, Inc.	528,000

	Multi-Utilities – 0.66%
22,500	Northwestern Corp.	1,010,700

	Oil, Gas & Consumable Fuels – 2.65%
240,600	EXCO Resources, Inc.	1,621,644
64,800	World Fuel Services Corp.	2,417,688

		4,039,332

	Paper & Forest Products – 2.58%
54,800	Neenah Paper, Inc.	2,154,188
65,470	P.H. Glatfelter Company	1,772,273

		3,926,461

Shares		Value
	Real Estate Investment Trusts (REITs) – 10.32%
69,000	Aviv REIT, Inc.	$1,573,200
276,700	CorEnergy Infrastructure Trust, Inc.	1,936,900
40,800	Equity Lifestyle Properties, Inc.	1,394,136
55,200	Ryman Hospitality Properties, Inc.	1,904,952
66,355	Sabra Health Care REIT, Inc.	1,526,829
236,766	Spirit Realty Capital, Inc.	2,173,512
137,800	STAG Industrial, Inc.	2,772,536
243,200	Summit Hotel Properties, Inc.	2,235,008
30,723	Trade Street Residential, Inc.	213,832

		15,730,905

	Semiconductors & Semiconductor Equipment – 2.26%
196,700	Cohu, Inc.	2,145,997
139,100	Cypress Semiconductor Corp.	1,299,194

		3,445,191

	Specialty Retail – 4.07%
10,500	Aaron’s, Inc.	290,850
70,000	CST Brands, Inc.	2,086,000
61,300	Destination Maternity Corp.	1,949,340
55,200	Foot Locker, Inc.	1,873,488

		6,199,678

	Textiles, Apparel & Luxury Goods – 2.39%
156,100	Jones Group, Inc.	2,343,061
69,018	R.G. Barry Corp.	1,305,130

		3,648,191

	Thrifts & Mortgage Finance – 7.03%
41,500	Franklin Financial Corp.	786,840
39,100	Iberiabank Corp.	2,028,117
168,400	Northwest Bancshares, Inc.	2,226,248
133,000	Oritani Financial Corp.	2,189,180
41,100	Territorial Bancorp, Inc.	902,967
125,000	ViewPoint Financial Group	2,583,750

		10,717,102

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013

Shares		Value
	Trading Companies & Distributors – 2.95%
68,300	Kaman Corp.	$2,585,838
50,500	Textainer Group Holdings Ltd.	1,912,435

		4,498,273

	Transportation Infrastructure – 0.87%
24,800	Macquarie Infrastructure Company LLC	1,327,792

	Water Utilities – 0.93%
57,500	Aqua America, Inc.	1,421,975

	Total Common Stocks (Cost $128,070,134)	$147,314,740

	PREFERRED STOCKS – 0.33%
	Real Estate Investment Trusts (REITs) – 0.33%
14,550	Strategic Hotels & Resorts, Inc., Series B	$333,632
7,050	Strategic Hotels & Resorts, Inc., Series C	161,163

	Total Preferred Stocks (Cost $546,232)	$494,795

	SHORT TERM INVESTMENTS – 3.72%
	Money Market Funds – 3.72%
5,671,122	Fidelity Institutional Money Market Portfolio, 0.04%	$5,671,122

	Total Short Term Investments (Cost $5,671,122)	$5,671,122

	Total Investments – 100.72%
	(Cost $134,287,488)	$153,480,657
	Liabilities in Excess of Other Assets – (0.72)%	(1,095,785)

	TOTAL NET ASSETS – 100.00%	$152,384,872

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2013

Shares		Value
	COMMON STOCKS – 100.06%
	Aerospace & Defense – 1.01%
158,000	GenCorp, Inc. (a)	$2,532,740

	Auto Components – 1.12%
48,000	Delphi Automotive PLC	2,804,160

	Building Products – 1.15%
64,000	A.O. Smith Corporation	2,892,800

	Capital Markets – 4.10%
76,000	Legg Mason, Inc.	2,541,440
157,000	Manning & Napier, Inc.	2,618,760
48,500	Oaktree Capital Group LLC	2,538,975
188,620	Silvercrest Asset Management Group, Inc. – Class A (a)	2,570,891

		10,270,066

	Chemicals – 2.06%
28,500	Ashland, Inc.	2,635,680
109,500	Chemtura Corp. (a)	2,517,405

		5,153,085

	Commercial Banks – 2.05%
48,000	UMB Financial Corp.	2,608,320
61,500	Wintrust Financial Corp.	2,525,805

		5,134,125

	Commercial Services & Supplies – 2.04%
80,000	Copart, Inc. (a)	2,543,200
63,500	The ADT Corporation	2,581,910

		5,125,110

	Computers & Peripherals – 1.12%
71,000	NCR Corp. (a)	2,812,310

	Construction & Engineering – 2.27%
42,000	Chicago Bridge & Iron Co. – ADR	2,846,340
84,000	The Babcock & Wilcox Co.	2,832,480

		5,678,820

	Consumer Finance – 1.04%
51,500	Discover Financial Services	2,602,810

	Diversified Financial Services – 4.71%
91,000	Air Lease Corp.	2,517,060
55,000	CIT Group, Inc. (a)	2,682,350

Shares		Value
	Diversified Financial Services – (continued)
146,000	Fidelity National Financial, Inc.	$3,883,600
69,000	Walter Investment Management Corp. (a)	2,728,260

		11,811,270

	Electrical Equipment – 1.06%
62,500	Generac Holdings, Inc.	2,665,000

	Energy Equipment & Services – 6.11%
26,500	Dril-Quip, Inc. (a)	3,040,875
100,000	Era Group, Inc. (a)	2,718,000
59,000	Franks International N.V. (a)	1,765,870
103,000	Helix Energy Solutions Group, Inc. (a)	2,613,110
27,000	Oil States International, Inc. (a)	2,793,420
95,500	Superior Energy Services, Inc. (a)	2,391,320

		15,322,595

	Food Products – 1.02%
83,500	Hillshire Brands Co.	2,566,790

	Health Care Equipment & Supplies – 3.05%
40,500	Covidien PLC	2,468,070
73,000	Hill-Rom Holdings, Inc.	2,615,590
98,000	Wright Medical Group, Inc. (a)	2,555,840

		7,639,500

	Health Care Providers & Services – 2.16%
53,000	Cardinal Health, Inc.	2,763,950
78,500	Hanger Orthopedic Group, Inc. (a)	2,650,160

		5,414,110

	Home Furnishings – 1.06%
63,500	Fortune Brands Home & Security, Inc.	2,643,505

	Hotels, Restaurants & Leisure – 8.11%
63,000	AFC Enterprises, Inc. (a)	2,746,170
397,959	Carrols Restaurant Group, Inc. (a)	2,427,550
415,000	Denny’s Corp. (a)	2,539,800

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013

Shares		Value
	Hotels, Restaurants & Leisure – (continued)
73,097	Fiesta Restaurant Group, Inc. (a)	$2,752,833
122,000	Krispy Kreme Doughnuts, Inc. (a)	2,359,480
55,500	Marriott Vacations Worldwide Corp. (a)	2,442,000
48,000	Penn National Gaming, Inc. (a)	2,657,280
39,500	Wyndham Worldwide Corp.	2,408,315

		20,333,428

	Household Durables – 1.03%
53,243	Jarden Corp. (a)	2,576,961

	Household Products – 1.12%
42,500	Spectrum Brands Holdings, Inc.	2,798,200

	Industrial Conglomerates – 2.19%
82,500	ITT Corp.	2,965,875
72,000	Tyco International Ltd.	2,518,560

		5,484,435

	Insurance – 1.99%
57,500	Arthur J. Gallagher & Co.	2,509,875
58,500	Protective Life Corp.	2,489,175

		4,999,050

	IT Services – 2.20%
62,500	Leidos Holdings, Inc.	2,845,000
30,500	Wex, Inc. (a)	2,676,375

		5,521,375

	Machinery – 10.93%
50,700	Colfax Corp. (a)	2,864,043
44,000	EnPro Industries, Inc. (a)	2,649,240
112,000	John Bean Technologies Corp.	2,786,560
54,000	L.B. Foster Co.	2,469,960
128,000	Manitowoc, Inc.	2,506,240
133,008	Rexnord Corp. (a)	2,766,566
47,588	Tennant Co.	2,950,456
86,000	Terex Corp. (a)	2,889,600
41,500	Timken Co.	2,506,600
48,000	Wabtec Corp.	3,017,760

		27,407,025

Shares		Value
	Media – 4.40%
58,000	Lamar Advertising Co. (a)	$2,727,740
44,500	Madison Square Garden, Inc. (a)	2,584,115
111,000	Starz (a)	3,122,430
41,300	Tribune Co. (a)	2,605,617

		11,039,902

	Metals & Mining – 1.04%
36,600	Kaiser Aluminum Corp.	2,607,750

	Multiline Retail – 1.09%
48,000	Dollar Tree, Inc. (a)	2,743,680

	Multi-Utilities – 0.95%
71,500	Vectren Corp.	2,384,525

	Oil, Gas & Consumable Fuels – 7.38%
65,000	Bonanza Creek Energy, Inc. (a)	3,136,900
46,000	Energen Corp.	3,513,940
120,000	Goodrich Petroleum Corp. (a)	2,914,800
64,000	Oasis Petroleum, Inc. (a)	3,144,320
108,000	Sanchez Energy Corp. (a)	2,852,280
302,000	Synergy Resources Corp. (a)	2,944,500

		18,506,740

	Paper & Forest Products – 0.94%
36,000	Deltic Timber Corp.	2,345,040

	Real Estate Investment Trusts (REITs) – 4.91%
76,105	Corrections Corporation of America	2,629,428
43,000	Rayonier, Inc.	2,392,950
72,173	Ryman Hospitality Properties, Inc.	2,490,690
106,000	Sabra Health Care REIT, Inc.	2,439,060
258,290	Spirit Realty Capital, Inc.	2,371,102

		12,323,230

	Real Estate Management & Development – 1.06%
123,500	Forestar Group, Inc. (a)	2,658,955

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013

Shares		Value
	Road & Rail – 1.99%
26,500	Genesee & Wyoming, Inc. (a)	$2,463,705
23,000	Kansas City Southern	2,515,280

		4,978,985

	Software – 2.17%
95,000	Monotype Imaging Holdings, Inc.	2,722,700
73,200	Verint Systems, Inc. (a)	2,712,792

		5,435,492

	Specialty Retail – 4.30%
90,500	Aaron’s, Inc.	2,506,850
84,000	CST Brands, Inc.	2,503,200
50,700	GNC Holdings, Inc.	2,769,741
70,000	Penske Automotive Group, Inc.	2,991,100

		10,770,891

	Textiles, Apparel & Luxury Goods – 2.11%
44,000	Hanesbrands, Inc.	2,741,640
21,500	PVH Corp.	2,551,835

		5,293,475

	Thrifts & Mortgage Finance – 2.03%
204,000	Capitol Federal Financial	2,535,720
124,000	ViewPoint Financial Group	2,563,080

		5,098,800

	Transportation Infrastructure – 0.99%
46,500	Macquarie Infrastructure Company LLC	2,489,610

	Total Common Stocks (Cost $174,649,585)	$250,866,345

Contracts
	WARRANTS – 0.00%
	Oil, Gas & Consumable Fuels – 0.00%
22,500	Magnum Hunter Resources Corp. Expiration: October 14, 2013, Exercise Price: $10.50	$157

	Total Warrants (Cost $—)	$157

Shares		Value
	SHORT TERM INVESTMENTS – 0.58%
	Money Market Funds – 0.58%
1,450,082	Fidelity Institutional Money Market Portfolio, 0.04%	$1,450,082

	Total Short Term Investments (Cost $1,450,082)	$1,450,082

	Total Investments – 100.64%
	(Cost $176,099,667)	$252,316,584
	Liabilities in Excess of Other Assets – (0.64)%	(1,615,516)

	TOTAL NET ASSETS – 100.00%	$250,701,068

Percentages are stated as a percent of net assets.

ADR – American	Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2013

Shares		Value
	COMMON STOCKS – 98.39%
	Auto Components – 2.01%
26,000	Delphi Automotive PLC	$1,518,920

	Beverages – 1.58%
18,500	Beam, Inc.	1,196,025

	Capital Markets – 5.55%
18,000	Ameriprise Financial, Inc.	1,639,440
39,800	Invesco Ltd.	1,269,620
24,504	Oaktree Capital Group LLC	1,282,784

		4,191,844

	Chemicals – 7.68%
15,400	Ashland, Inc.	1,424,192
19,800	FMC Corp.	1,420,056
22,000	Rockwood Holdings, Inc.	1,471,800
17,000	W.R. Grace & Co. (a)	1,485,800

		5,801,848

	Commercial Banks – 1.34%
16,000	BOK Financial Corp.	1,013,600

	Commercial Services & Supplies – 4.45%
24,000	Avery Dennison Corp.	1,044,480
41,448	Iron Mountain, Inc.	1,119,925
29,500	The ADT Corporation	1,199,470

		3,363,875

	Construction & Engineering – 3.52%
21,000	Chicago Bridge & Iron Co. – ADR	1,423,170
45,000	Quanta Services, Inc. (a)	1,237,950

		2,661,120

	Consumer Finance – 1.92%
28,600	Discover Financial Services	1,445,444

	Containers & Packaging – 1.88%
14,000	Rock-Tenn Co.	1,417,780

	Diversified Financial Services – 3.88%
49,503	Air Lease Corp.	1,369,253
32,000	CIT Group, Inc. (a)	1,560,640

		2,929,893

Shares		Value
	Energy Equipment & Services – 5.00%
12,400	Oil States International, Inc. (a)	$1,282,904
49,700	Superior Energy Services, Inc. (a)	1,244,488
26,900	Unit Corp. (a)	1,250,581

		3,777,973

	Food Products – 1.42%
50,150	Flowers Foods, Inc.	1,075,216

	Health Care Providers & Services – 2.13%
26,300	AmerisourceBergen Corp.	1,606,930

	Home Furnishings – 1.93%
35,000	Fortune Brands Home & Security, Inc.	1,457,050

	Hotels, Restaurants & Leisure – 5.75%
85,000	MGM Resorts International (a)	1,737,400
24,000	Penn National Gaming, Inc. (a)	1,328,640
21,000	Wyndham Worldwide Corp.	1,280,370

		4,346,410

	Household Durables – 3.41%
27,750	Jarden Corp. (a)	1,343,100
38,000	Toll Brothers, Inc. (a)	1,232,340

		2,575,440

	Industrial Conglomerates – 4.44%
49,650	ITT Corp.	1,784,918
24,200	Pentair Ltd.	1,571,548

		3,356,466

	Insurance – 9.02%
34,000	Arthur J. Gallagher & Co.	1,484,100
28,600	HCC Insurance Holdings, Inc.	1,253,252
16,000	PartnerRe Ltd.	1,464,640
19,000	Reinsurance Group of America, Inc.	1,272,810
31,200	W.R. Berkley Corp.	1,337,232

		6,812,034

	IT Services – 2.09%
34,000	Fidelity National Information Services, Inc.	1,578,960

	Machinery – 1.64%
20,500	Timken Co.	1,238,200

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013

Shares		Value
	Media – 8.71%
16,800	AMC Networks, Inc. (a)	$1,150,464
28,700	Lamar Advertising Co. (a)	1,349,761
90,000	News Corp. (a)	1,445,400
16,800	Scripps Networks Interactive, Inc.	1,312,248
21,000	Tribune Co. (a)	1,324,890

		6,582,763

	Multiline Retail – 2.07%
27,400	Dollar Tree, Inc. (a)	1,566,184

	Multi-Utilities – 1.73%
36,200	OGE Energy Corp.	1,306,458

	Oil, Gas & Consumable Fuels – 4.76%
16,100	Continental Resources, Inc. (a)	1,726,886
24,500	Energen Corp.	1,871,555

		3,598,441

	Pharmaceuticals – 1.63%
10,000	Perrigo Co.	1,233,800

	Real Estate Investment Trusts (REITs) – 1.47%
20,000	Rayonier, Inc.	1,113,000

	Road & Rail – 1.59%
11,000	Kansas City Southern	1,202,960

	Specialty Retail – 1.95%
27,000	GNC Holdings, Inc.	1,475,010

	Textiles, Apparel & Luxury Goods – 2.10%
25,400	Hanesbrands, Inc.	1,582,674

	Trading Companies & Distributors – 1.74%
22,500	United Rentals, Inc. (a)	1,311,525

	Total Common Stocks (Cost $46,937,886)	$74,337,843

Shares		Value
	SHORT TERM INVESTMENTS – 1.23%
	Money Market Funds – 1.23%
928,208	Fidelity Institutional Money Market Portfolio, 0.04%	$928,208

	Total Short Term Investments (Cost $928,208)	$928,208

	Total Investments – 99.62%
	(Cost $47,866,094)	$75,266,051
	Other Assets in Excess of Liabilities – 0.38%	289,598

	TOTAL NET ASSETS – 100.00%	$75,555,649

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2013

Shares		Value
	COMMON STOCKS – 96.69%
	Aerospace & Defense – 0.72%
11,600	Exelis, Inc.	$182,236

	Auto Components – 1.74%
5,000	Autoliv, Inc.	436,950

	Capital Markets – 3.91%
4,600	Ameriprise Financial, Inc.	418,968
8,700	Federated Investors, Inc.	236,292
9,800	Legg Mason, Inc.	327,712

		982,972

	Chemicals – 4.32%
3,900	FMC Corp.	279,708
13,000	RPM International, Inc.	470,600
6,100	Scotts Miracle-Gro Co.	335,683

		1,085,991

	Commercial Banks – 4.64%
24,700	Associated Banc Corp.	382,603
6,200	BOK Financial Corp.	392,770
10,000	Comerica, Inc.	393,100

		1,168,473

	Commercial Services & Supplies – 5.46%
6,200	Dun & Bradstreet Corp.	643,869
16,216	Iron Mountain, Inc.	438,156
8,700	Republic Services, Inc.	290,232

		1,372,257

	Consumer Finance – 1.45%
7,200	Discover Financial Services	363,888

	Containers & Packaging – 1.91%
3,000	Bemis, Inc.	117,030
3,600	Rock-Tenn Co.	364,572

		481,602

	Energy Equipment & Services – 1.26%
12,700	Superior Energy Services, Inc. (a)	318,008

	Food Products – 2.83%
11,900	ConAgra Foods, Inc.	361,046
5,300	Ingredion, Inc.	350,701

		711,747

Shares		Value
	Gas Utilities – 4.32%
5,200	National Fuel Gas Co.	$357,552
15,250	Questar Corp.	342,973
9,900	UGI Corp.	387,387

		1,087,912

	Health Care Equipment & Supplies – 1.44%
4,400	Teleflex, Inc.	362,032

	Health Care Providers & Services – 3.42%
4,400	AmerisourceBergen Corp.	268,840
7,700	CIGNA Corp.	591,822

		860,662

	Hotels, Restaurants & Leisure – 1.19%
4,900	Wyndham Worldwide Corp.	298,753

	Industrial Conglomerates – 2.39%
16,750	ITT Corp.	602,163

	Insurance – 7.50%
11,700	Arthur J. Gallagher & Co.	510,705
15,900	Lincoln National Corp.	667,641
3,800	PartnerRe Ltd.	347,852
5,400	Reinsurance Group of America, Inc.	361,746

		1,887,944

	IT Services – 6.17%
17,900	Broadridge Financial Solutions, Inc.	568,325
6,500	Fidelity National Information Services, Inc.	301,860
7,250	Leidos Holdings, Inc.	330,020
514	Science Applications International Corp. (a)	17,348
11,400	Total System Services, Inc.	335,388

		1,552,941

	Leisure Equipment & Products – 0.99%
5,300	Hasbro, Inc.	249,842

	Machinery – 1.49%
2,400	Snap-On, Inc.	238,800
4,900	Xylem, Inc.	136,857

		375,657

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013

Shares		Value
	Media – 4.17%
15,200	Gannett, Inc.	$407,208
18,700	News Corp. (a)	307,241
4,300	Scripps Networks Interactive, Inc.	335,873

		1,050,322

	Multi-Utilities – 3.98%
12,500	MDU Resources Group, Inc.	349,625
4,100	OGE Energy Corp.	147,969
8,600	Vectren Corp.	286,810
5,350	Wisconsin Energy Corp.	216,033

		1,000,437

	Oil, Gas & Consumable Fuels – 6.70%
8,800	Cabot Oil & Gas Corp.	328,416
5,700	El Paso Pipeline Partners, L.P.	240,654
5,700	Energen Corp.	435,423
3,000	EQT Corp.	266,160
9,850	HollyFrontier Corp.	414,784

		1,685,437

	Real Estate Investment Trusts (REITs) – 10.47%
4,900	Alexandria Real Estate Equities, Inc.	312,865
10,800	Corrections Corporation of America	373,140
20,100	DDR Corp.	315,771
6,200	EPR Properties	302,188
7,800	Equity Lifestyle Properties, Inc.	266,526
26,600	Healthcare Trust of America, Inc.	279,832
21,400	Retail Properties of America, Inc.	294,250
37,700	Spirit Realty Capital, Inc.	346,085
4,900	Weingarten Realty Investors	143,717

		2,634,374

	Real Estate Management & Development – 0.49%
6,500	Brookfield Office Properties, Inc.	123,955

	Road & Rail – 1.45%
6,100	Ryder System, Inc.	364,170

	Semiconductors & Semiconductor Equipment – 3.23%
8,300	Avago Technologies Ltd.	357,896
11,500	Linear Technology Corp.	456,090

		813,986

Shares		Value
	Software – 0.72%
3,500	Jack Henry & Associates, Inc.	$180,635

	Specialty Retail – 3.68%
7,100	Aaron’s, Inc.	196,670
16,900	American Eagle Outfitters	236,431
14,500	Foot Locker, Inc.	492,130

		925,231

	Thrifts & Mortgage Finance – 2.73%
39,200	First Niagara Financial Group, Inc.	406,504
19,500	People’s United Financial, Inc.	280,410

		686,914

	Water Utilities – 1.92%
11,700	American Water Works Co., Inc.	482,976

	Total Common Stocks (Cost $19,472,687)	$24,330,467

	SHORT TERM INVESTMENTS – 2.37%
	Money Market Funds – 2.37%
596,932	Fidelity Institutional Money Market Portfolio, 0.04%	$596,932

	Total Short Term Investments (Cost $596,932)	$596,932

	Total Investments – 99.06%
	(Cost $20,069,619)	$24,927,399
	Other Assets in Excess of Liabilities – 0.94%	237,453

	TOTAL NET ASSETS – 100.00%	$25,164,852

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2013

Shares		Value
	COMMON STOCKS – 99.89%
	Auto Components – 1.28%
24,500	Delphi Automotive PLC	$1,431,290

	Beverages – 1.24%
17,500	Pepsico, Inc.	1,391,250

	Capital Markets – 4.06%
53,500	Invesco Ltd.	1,706,650
82,689	Manning & Napier, Inc.	1,379,253
35,000	Raymond James Financial, Inc.	1,458,450

		4,544,353

	Chemicals – 2.89%
18,000	Ashland, Inc.	1,664,640
23,500	Rockwood Holdings, Inc.	1,572,150

		3,236,790

	Commercial Banks – 7.28%
95,000	BancorpSouth, Inc.	1,894,300
28,000	Northern Trust Corp.	1,522,920
48,000	Suntrust Banks, Inc.	1,556,160
32,000	UMB Financial Corp.	1,738,880
35,000	Wintrust Financial Corp.	1,437,450

		8,149,710

	Commercial Services & Supplies – 1.42%
39,000	The ADT Corporation	1,585,740

	Computers & Peripherals – 2.91%
61,000	Hewlett Packard Co.	1,279,780
50,000	NCR Corp. (a)	1,980,500

		3,260,280

	Construction & Engineering – 3.25%
29,000	Chicago Bridge & Iron Co. – ADR	1,965,330
61,000	Quanta Services, Inc. (a)	1,678,110

		3,643,440

	Consumer Finance – 1.13%
25,000	Discover Financial Services	1,263,500

	Diversified Financial Services – 5.72%
55,000	Air Lease Corp.	1,521,300
33,000	CIT Group, Inc. (a)	1,609,410
68,000	Fidelity National Financial, Inc.	1,808,800

Shares		Value
	Diversified Financial Services – (continued)
37,000	Walter Investment Management Corp. (a)	$1,462,980

		6,402,490

	Energy Equipment & Services – 5.00%
18,200	Dril-Quip, Inc. (a)	2,088,450
33,000	Halliburton Co.	1,588,950
18,500	Oil States International, Inc. (a)	1,914,010

		5,591,410

	Food Products – 3.82%
45,000	Hillshire Brands Co.	1,383,300
26,002	Kraft Foods Group, Inc.	1,363,545
48,500	Mondelez International, Inc.	1,523,870

		4,270,715

	Gas Utilities – 1.13%
56,000	Questar Corp.	1,259,440

	Health Care Equipment & Supplies – 4.33%
32,000	Covidien PLC	1,950,080
23,500	Medtronic, Inc.	1,251,375
63,000	Wright Medical Group, Inc. (a)	1,643,040

		4,844,495

	Health Care Providers & Services – 3.99%
28,500	AmerisourceBergen Corp.	1,741,350
28,000	Cardinal Health, Inc.	1,460,200
20,500	Express Scripts Holding Co. (a)	1,266,490

		4,468,040

	Hotels, Restaurants & Leisure – 1.24%
37,000	Fiesta Restaurant Group, Inc. (a)	1,393,420

	Industrial Conglomerates – 6.79%
26,250	Dover Corp.	2,358,037
24,000	Eaton Corp. PLC	1,652,160
53,000	ITT Corp.	1,905,350
26,000	Pentair Ltd.	1,688,440

		7,603,987

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013

Shares		Value
	Insurance – 9.99%
18,000	Ace Ltd.	$1,684,080
27,000	Aflac, Inc.	1,673,730
33,000	Arthur J. Gallagher & Co.	1,440,450
31,000	Hanover Insurance Group, Inc.	1,714,920
24,000	Reinsurance Group of America, Inc.	1,607,760
24,000	Torchmark Corp.	1,736,400
31,000	W.R. Berkley Corp.	1,328,660

		11,186,000

	IT Services – 4.12%
54,500	Evertec, Inc.	1,210,445
36,500	Fidelity National Information Services, Inc.	1,695,060
36,800	Leidos Holdings, Inc.	1,675,136
857	Science Applications International Corp. (a)	28,924

		4,609,565

	Media – 5.04%
30,000	Lamar Advertising Co. (a)	1,410,900
19,000	Madison Square Garden, Inc. (a)	1,103,330
18,500	Scripps Networks Interactive, Inc.	1,445,035
26,600	Tribune Co. (a)	1,678,194

		5,637,459

	Metals & Mining – 1.46%
23,000	Kaiser Aluminum Corp.	1,638,750

	Multiline Retail – 1.20%
23,500	Dollar Tree, Inc. (a)	1,343,260

	Oil, Gas & Consumable Fuels – 7.96%
15,500	Anadarko Petroleum Corp.	1,441,345
40,500	Bonanza Creek Energy, Inc. (a)	1,954,530
17,000	Continental Resources, Inc. (a)	1,823,420
13,000	EOG Resources, Inc.	2,200,640
41,000	Williams Companies, Inc.	1,490,760

		8,910,695

	Pharmaceuticals – 4.42%
12,000	Perrigo Co.	1,480,560
64,092	Pfizer, Inc.	1,840,081

Shares		Value
	Pharmaceuticals – (continued)
52,199	Zoetis, Inc.	$1,624,433

		4,945,074

	Real Estate Investment Trusts (REITs) – 1.24%
25,000	Rayonier, Inc.	1,391,250

	Road & Rail – 1.60%
11,500	Union Pacific Corp.	1,786,410

	Software – 1.28%
43,000	Microsoft Corp.	1,432,330

	Specialty Retail – 2.68%
32,000	GNC Holdings, Inc.	1,748,160
48,000	Sally Beauty Holdings, Inc. (a)	1,255,680

		3,003,840

	Textiles, Apparel & Luxury Goods – 1.42%
25,500	Hanesbrands, Inc.	1,588,905

	Total Common Stocks (Cost $76,037,073)	$111,813,888

	SHORT TERM INVESTMENTS – 0.12%
	Money Market Funds – 0.12%
138,673	Fidelity Institutional Money Market Portfolio, 0.04%	$138,673

	Total Short Term Investments (Cost $138,673)	$138,673

	Total Investments – 100.01%
	(Cost $76,175,746)	$111,952,561
	Liabilities in Excess of Other Assets – (0.01)%	(11,178)

	TOTAL NET ASSETS – 100.00%	$111,941,383

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non Income Producing.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2013

Shares		Value

	COMMON STOCKS – 100.91%
	Aerospace & Defense – 1.01%
24,100	GenCorp, Inc. (a)(b)	$386,323

	Auto Components – 1.16%
7,600	Delphi Automotive PLC (b)	443,992

	Building Products – 1.19%
10,000	A.O. Smith Corporation	452,000

	Capital Markets – 4.00%
11,100	Legg Mason, Inc.	371,184
22,000	Manning & Napier, Inc.	366,960
6,700	Oaktree Capital Group LLC	350,745
32,000	Silvercrest Asset Management Group, Inc. – Class A (a)	436,160

		1,525,049

	Chemicals – 2.04%
4,300	Ashland, Inc. (b)	397,664
16,500	Chemtura Corp. (a)	379,335

		776,999

	Commercial Banks – 2.10%
7,700	UMB Financial Corp. (b)	418,418
9,300	Wintrust Financial Corp.	381,951

		800,369

	Commercial Services & Supplies – 1.94%
11,700	Copart, Inc. (a)	371,943
9,000	The ADT Corporation	365,940

		737,883

	Computers & Peripherals – 1.20%
11,500	NCR Corp. (a)(b)	455,515

	Construction & Engineering – 2.22%
6,500	Chicago Bridge & Iron Co. – ADR (b)	440,505
12,000	The Babcock & Wilcox Co. (b)	404,640

		845,145

	Consumer Finance – 1.09%
8,200	Discover Financial Services (b)	414,428

	Diversified Financial Services – 4.28%
12,900	Air Lease Corp.	356,814
8,500	CIT Group, Inc. (a)(b)	414,545
14,500	Fidelity National Financial, Inc.	385,700

Shares		Value

	Diversified Financial Services – (continued)
12,000	Walter Investment Management Corp. (a)(b)	$474,480

		1,631,539

	Electrical Equipment – 1.19%
10,600	Generac Holdings, Inc. (b)	451,984

	Energy Equipment & Services – 6.35%
4,200	Dril-Quip, Inc. (a)(b)	481,950
14,500	Era Group, Inc. (a)(b)	394,110
12,000	Franks International N.V. (a)	359,160
16,000	Helix Energy Solutions Group, Inc. (a)	405,920
4,000	Oil States International, Inc. (a)	413,840
14,500	Superior Energy Services, Inc. (a)	363,080

		2,418,060

	Food Products – 0.93%
11,500	Hillshire Brands Co.	353,510

	Health Care Equipment & Supplies – 3.08%
6,100	Covidien PLC	371,734
11,000	Hill-Rom Holdings, Inc. (b)	394,130
15,700	Wright Medical Group, Inc. (a)(b)	409,456

		1,175,320

	Health Care Providers & Services – 2.16%
8,000	Cardinal Health, Inc. (b)	417,200
12,000	Hanger Orthopedic Group, Inc. (a)(b)	405,120

		822,320

	Home Furnishings – 1.09%
10,000	Fortune Brands Home & Security, Inc.	416,300

	Hotels, Restaurants & Leisure – 8.55%
11,000	AFC Enterprises, Inc. (a)	479,490
67,000	Carrols Restaurant Group, Inc. (a)(b)	408,700
64,000	Denny’s Corp. (a)(b)	391,680
11,500	Fiesta Restaurant Group, Inc. (a)	433,090
19,500	Krispy Kreme Doughnuts, Inc. (a)(b)	377,130

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013

Shares		Value

	Hotels, Restaurants & Leisure – (continued)
8,000	Marriott Vacations Worldwide Corp. (a)	$352,000
7,900	Penn National Gaming, Inc. (a)	437,344
6,200	Wyndham Worldwide Corp. (b)	378,014

		3,257,448

	Household Durables – 0.99%
7,800	Jarden Corp. (a)	377,520

	Household Products – 1.16%
6,700	Spectrum Brands Holdings, Inc.	441,128

	Industrial Conglomerates – 2.16%
12,500	ITT Corp.	449,375
10,700	Tyco International Ltd.	374,286

		823,661

	Insurance – 2.20%
8,500	Arthur J. Gallagher & Co.	371,025
11,000	Protective Life Corp.	468,050

		839,075

	IT Services – 2.32%
9,750	Leidos Holdings, Inc.	443,820
5,000	Wex, Inc. (a)(b)	438,750

		882,570

	Machinery – 11.06%
7,700	Colfax Corp. (a)(b)	434,973
6,900	EnPro Industries, Inc. (a)(b)	415,449
17,500	John Bean Technologies Corp. (b)	435,400
8,300	L.B. Foster Co. (b)	379,642
20,000	Manitowoc, Inc.	391,600
19,500	Rexnord Corp. (a)	405,600
7,700	Tennant Co. (b)	477,400
12,000	Terex Corp. (a)(b)	403,200
6,700	Timken Co. (b)	404,680
7,400	Wabtec Corp. (b)	465,238

		4,213,182

	Media – 4.46%
9,000	Lamar Advertising Co. (a)	423,270
6,700	Madison Square Garden, Inc. (a)(b)	389,069
17,000	Starz (a)	478,210

Shares		Value
	Media – (continued)
6,500	Tribune Co. (a)	$410,085

		1,700,634

	Metals & Mining – 1.03%
5,500	Kaiser Aluminum Corp.	391,875

	Multiline Retail – 1.12%
7,500	Dollar Tree, Inc. (a)	428,700

	Multi-Utilities – 1.05%
12,000	Vectren Corp.	400,200

	Oil, Gas & Consumable Fuels – 7.53%
10,000	Bonanza Creek Energy, Inc. (a)	482,600
6,900	Energen Corp.	527,091
18,400	Goodrich Petroleum Corp. (a)	446,936
10,000	Oasis Petroleum, Inc. (a)(b)	491,300
16,500	Sanchez Energy Corp. (a)(b)	435,765
50,000	Synergy Resources Corp. (a)	487,500

		2,871,192

	Paper & Forest Products – 0.91%
5,300	Deltic Timber Corp. (b)	345,242

	Real Estate Investment Trusts (REITs) – 4.89%
11,127	Corrections Corporation of America	384,438
6,500	Rayonier, Inc.	361,725
10,500	Ryman Hospitality Properties, Inc. (b)	362,355
16,500	Sabra Health Care REIT, Inc.	379,665
40,691	Spirit Realty Capital, Inc.	373,543

		1,861,726

	Real Estate Management & Development – 1.04%
18,500	Forestar Group, Inc. (a)	398,305

	Road & Rail – 2.01%
4,000	Genesee & Wyoming, Inc. (a)(b)	371,880
3,600	Kansas City Southern (b)	393,696

		765,576

	Software – 2.17%
15,200	Monotype Imaging Holdings, Inc. (b)	435,632
10,606	Verint Systems, Inc. (a)	393,059

		828,691

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2013

Shares		Value
	Specialty Retail – 4.09%
12,000	Aaron’s, Inc.	$332,400
12,000	CST Brands, Inc.	357,600
7,700	GNC Holdings, Inc.	420,651
10,500	Penske Automotive Group, Inc.	448,665

		1,559,316

	Textiles, Apparel & Luxury Goods – 2.14%
7,000	Hanesbrands, Inc.	436,170
3,200	PVH Corp.	379,808

		815,978

	Thrifts & Mortgage Finance – 2.06%
29,000	Capitol Federal Financial	360,470
20,500	ViewPoint Financial Group (b)	423,735

		784,205

	Transportation Infrastructure – 0.94%
6,700	Macquarie Infrastructure Company LLC	358,718

	Total Common Stocks (Cost $27,578,459)	$38,451,678

Contracts
	PURCHASED OPTIONS – 1.04%
	Put Options – 1.04%
145	CBOE Russell 2000 Index Expiration: December 2013, Exercise Price: $1,045.00	$395,125

	Total Purchased Options (Cost $523,735)	$395,125

	WARRANTS – 0.00%
	Oil, Gas & Consumable Fuels – 0.00%
4,000	Magnum Hunter Resources Corp. Expiration: October 14, 2013, Exercise Price: $10.50	$28

	Total Warrants (Cost $—)	$28

Shares		Value
	SHORT TERM INVESTMENTS – 1.00%
	Money Market Funds – 1.00%
381,752	Fidelity Institutional Money Market Portfolio, 0.04%	$381,752

	Total Short Term Investments (Cost $381,752)	$381,752

	Total Investments – 102.95%
	(Cost $28,483,946)	$39,228,583
	Liabilities in Excess of Other Assets – (2.95)%	(1,122,919)

	TOTAL NET ASSETS – 100.00%	$38,105,664

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

(b)	Partially assigned as collateral for certain written option contracts.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

SCHEDULE OF OPTIONS WRITTEN

September 30, 2013

Contracts		Value
	Call Options
145	CBOE Russell 2000 Index Expiration: December 2013, Exercise Price: $1,045.00	$806,200

	Total Written Options (Premium received $679,180)	$806,200

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2013

Small Cap Value Fund
ASSETS:
Investments, at value (1)(4)
Unaffiliated issuers	$2,866,650,086
Affiliated issuers	144,074,636
Receivable for investments sold	29,614,737
Deposit for brokers	—
Receivable for shares issued	3,647,693
Dividends and interest receivable	2,438,275
Prepaid expenses and other assets	44,196

Total Assets	3,046,469,623

LIABILITIES:
Options written, at value (2)	—
Payable for investments purchased	18,146,113
Payable for shares redeemed	3,654,689
Payable upon return of securities on loan (5)	44,528,400
Payable to Adviser	2,242,773
Payable to Directors	114,114
Accrued 12b-1 fees - Class A	346,465
Other accrued expenses	982,596

Total Liabilities	70,015,150

NET ASSETS	$2,976,454,473

NET ASSETS CONSIST OF:
Capital stock	$2,560,947,119
Accumulated undistributed net investment income/(loss)	11,771,161
Accumulated undistributed net realized gain/(loss) on investments	(548,114,899)
Net unrealized appreciation on investments and non-interested Directors’ deferred compensation	951,851,092

NET ASSETS	$2,976,454,473

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000
Issued and outstanding	57,191,819
NET ASSETS	$2,036,971,782
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$35.62

MAXIMUM OFFERING PRICE PER SHARE (3)	$37.29

Class I Shares
Authorized	100,000,000
Issued and outstanding	26,139,536
NET ASSETS	$939,482,691
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE	$35.94

(1) Cost of Investments
Unaffiliated issuers	$1,959,226,277
Affiliated issuers	99,556,809

(2) Cost of Written Options.	$—
(3)	Includes a sales load of 4.50% (see Note 7 of the Notes to the Financial Statements).
(4)	See Note 2F of the Notes to the Financial Statements.
(5)	The market value of securities on loan was $42,491,625 as of September 30, 2013.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Continued)

September 30, 2013

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Alternative Value Fund

$153,480,657	$252,316,584	$75,266,051	$24,927,399	$111,952,561	$39,228,583
—	—	—	—	—	—
—	849,003	—	299,450	497,228	131,618
—	—	—	—	—	88,815
453,361	597,726	538,422	11,471	100,336	1,138
284,893	173,424	32,023	56,366	85,100	26,320
11,613	34,100	13,997	13,131	15,353	14,045

154,230,524	253,970,037	75,850,493	25,307,817	112,650,578	39,490,519

—	—	—	—	—	806,200
1,175,666	2,637,163	141,383	94,657	541,726	496,859
467,553	331,297	43,127	504	18,938	—
—	—	—	—	—	—
102,758	188,506	53,911	12,431	82,637	37,874
10,384	11,049	3,315	1,757	4,830	1,720
15,166	19,696	10,068	1,776	11,377	4,229
74,125	81,258	43,040	31,840	49,687	37,973

1,845,652	3,268,969	294,844	142,965	709,195	1,384,855

$152,384,872	$250,701,068	$75,555,649	$25,164,852	$111,941,383	$38,105,664

$128,235,797	$143,935,139	$90,865,962	$20,069,386	$95,955,286	$28,348,579
(3,038)	702,471	112,483	(3,411)	203,640	(34,744)
4,960,444	29,850,580	(42,821,014)	241,314	(19,991,990)	(825,006)
19,191,669	76,212,878	27,398,218	4,857,563	35,774,447	10,616,835

$152,384,872	$250,701,068	$75,555,649	$25,164,852	$111,941,383	$38,105,664

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
4,965,589	6,543,252	3,532,529	599,758	3,975,152	2,209,617
$83,060,849	$106,054,335	$50,729,542	$9,326,588	$65,187,017	$23,176,327
$16.73	$16.21	$14.36	$15.55	$16.40	$10.49

$17.52	$16.97	$15.04	$16.28	$17.17	$10.98

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
4,138,561	8,805,783	1,708,579	1,018,458	2,824,873	1,407,277
$69,324,023	$144,646,733	$24,826,107	$15,838,264	$46,754,366	$14,929,337
$16.75	$16.43	$14.53	$15.55	$16.55	$10.61

$134,287,488	$176,099,667	$47,866,094	$20,069,619	$76,175,746	$28,483,946
—	—	—	—	—	—

$—	$—	$—	$—	$—	$(679,180)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2013

Small Cap Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$49,222,465
Affiliated issuers	2,125,055
Less: Foreign withholding tax	(13,604)
Interest income	9,986
Securities lending income, net	95,257

Total Investment Income	51,439,159

EXPENSES:
Investment advisory fees	25,604,149
12b-1 fees - Class A	4,731,374
Shareholder servicing fees	1,366,897
Transfer agent fees and expenses	1,320,900
Federal and state registration fees	66,475
Audit expense	57,010
Fund accounting and administration fees	588,810
Directors’ fees	428,793
Custody fees	121,216
Reports to shareholders	333,968
Interest expense	118,187
Other	463,148

Total expenses before reimbursement	35,200,927
Reimbursement of expenses by Adviser	—

NET EXPENSES	35,200,927

NET INVESTMENT INCOME/(LOSS)	16,238,232

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments from sales of
Unaffiliated issuers	514,429,246
Affiliated issuers	(11,955,814)
Written options	—
Change in net unrealized appreciation on investments and non-interested Directors’ deferred compensation	236,970,047

Net Gain on Investments	739,443,479

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$755,681,711

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS (Continued)

For the Year Ended September 30, 2013

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund	Alternative Value Fund

$2,889,140	$4,459,572	$1,090,618	$468,383	$1,698,361	$655,866
—	—	—	—	—	—
—	(4,380)	(1,610)	(1,048)	(1,860)	(659)
2,658	853	241	272	93	233
—	—	—	—	—	—

2,891,798	4,456,045	1,089,249	467,607	1,696,594	655,440

1,009,413	2,258,151	638,907	173,602	980,365	522,739
128,912	216,519	113,377	18,747	149,443	47,328
50,471	112,907	31,945	8,680	49,018	16,336
22,874	47,365	17,132	2,293	18,313	5,046
35,894	47,728	35,554	42,758	35,589	36,965
24,791	24,791	24,786	26,446	24,791	27,931
25,704	53,184	16,274	7,230	24,394	12,039
23,450	36,605	13,564	4,967	16,563	9,838
18,536	16,064	3,428	4,921	5,364	7,510
13,986	32,556	9,754	6,287	11,455	7,124
357	9,240	1,197	358	1,897	2,876
15,084	37,554	14,046	2,711	16,636	5,511

1,369,472	2,892,664	919,964	299,000	1,333,828	701,243
(89,477)	(92,614)	(77,036)	(81,988)	(64,880)	(115,231)

1,279,995	2,800,050	842,928	217,012	1,268,948	586,012

1,611,803	1,655,995	246,321	250,595	427,646	69,428

5,497,133	32,021,455	5,512,280	301,757	9,898,249	1,690,515
—	—	—	—	—	—
—	—	—	—	—	(1,506,641)

11,766,786	33,123,767	10,859,487	3,306,215	14,291,447	5,301,803

17,263,919	65,145,222	16,371,767	3,607,972	24,189,696	5,485,677

$18,875,722	$66,801,217	$16,618,088	$3,858,567	$24,617,342	$5,555,105

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012
OPERATIONS:
Net investment income/(loss)	$16,238,232	$3,989,190
Net realized gain on investments	502,473,432	123,247,476
Change in net unrealized appreciation on investments	236,970,047	700,482,908

Net increase/(decrease) in net assets resulting from operations	755,681,711	827,719,574

DISTRIBUTIONS:
Net investment income - Class A	(3,855,230)	—
Net investment income - Class I	(4,488,574)	—
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	(8,343,804)	—

CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	387,232,676	244,696,958
Proceeds from distributions reinvested	3,623,727	—
Cost of shares redeemed	(679,163,884)	(1,077,725,203)

Net increase/(decrease) from capital stock transactions	(288,307,481)	(833,028,245)

Class I Shares
Proceeds from shares issued	209,678,596	253,944,862
Proceeds from distributions reinvested	2,757,011	—
Cost of shares redeemed	(329,753,255)	(374,477,405)

Net increase/(decrease) from capital stock transactions	(117,317,648)	(120,532,543)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	341,712,778	(125,841,214)

NET ASSETS:
Beginning of period	2,634,741,695	2,760,582,909

End of period	$2,976,454,473	$2,634,741,695

Accumulated undistributed net investment income/(loss)	$11,771,161	$3,876,733

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	12,271,504	10,014,032
Issued to shareholder in reinvestment of dividends	126,704	—
Shares redeemed	(22,160,283)	(44,052,229)

Net increase/(decrease) from capital stock transactions	(9,762,075)	(34,038,197)

Class I Shares
Shares sold	6,598,389	10,412,331
Issued to shareholder in reinvestment of dividends	95,696	—
Shares redeemed	(10,854,663)	(14,934,266)

Net increase/(decrease) from capital stock transactions	(4,160,578)	(4,521,935)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small Cap Dividend Value Fund		Small-Mid Cap Value Fund
Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

$1,611,803	$792,149	$1,655,995	$(476,766)
5,497,133	1,417,900	32,021,455	6,964,653
11,766,786	8,658,933	33,123,767	46,195,816

18,875,722	10,868,982	66,801,217	52,683,703

(900,290)	(378,833)	(158,993)	—
(938,718)	(441,260)	(326,624)	—
(916,513)	(458,950)	(757,397)	—
(880,715)	(453,552)	(1,228,866)	—

(3,636,236)	(1,732,595)	(2,471,880)	—

51,641,612	18,589,888	40,743,893	13,607,198
1,722,735	798,715	881,672	—
(10,383,221)	(5,403,411)	(25,628,096)	(14,065,365)

42,981,126	13,985,192	15,997,469	(458,167)

33,476,206	10,137,412	82,348,330	61,212,000
1,795,566	893,290	1,470,232	—
(5,151,847)	(1,010,877)	(97,439,505)	(48,349,342)

30,119,925	10,019,825	(13,620,943)	12,862,658

88,340,537	33,141,404	66,705,863	65,088,194

64,044,335	30,902,931	183,995,205	118,907,011

$152,384,872	$64,044,335	$250,701,068	$183,995,205

$(3,038)	$(914)	$702,471	$(410,854)

3,209,730	1,385,307	2,850,320	1,253,193
116,531	60,689	68,666	—
(651,651)	(397,787)	(1,764,310)	(1,290,269)

2,674,610	1,048,209	1,154,676	(37,076)

2,130,678	744,165	5,876,452	5,668,616
121,213	67,573	113,182	—
(327,714)	(74,620)	(6,872,752)	(4,402,969)

1,924,177	737,118	(883,118)	1,265,647

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Value Fund
	Year Ended September 30, 2013	Year Ended September 30, 2012
OPERATIONS:
Net investment income/(loss)	$246,321	$400
Net realized gain/(loss) on investments	5,512,280	3,056,108
Change in net unrealized appreciation on investments	10,859,487	10,932,486

Net increase/(decrease) in net assets resulting from operations	16,618,088	13,988,994

DISTRIBUTIONS:
Net investment income - Class A	(62,268)	—
Net investment income - Class I	(33,856)	—
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	(96,124)	—

CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	3,697,049	3,218,700
Proceeds from distributions reinvested	59,624	—
Cost of shares redeemed	(6,627,135)	(9,307,748)

Net increase/(decrease) from capital stock transactions	(2,870,462)	(6,089,048)

Class I Shares
Proceeds from shares issued	5,583,296	147,294
Proceeds from distributions reinvested	31,795	—
Cost of shares redeemed	(417,909)	(290,229)

Net increase/(decrease) from capital stock transactions	5,197,182	(142,935)

TOTAL INCREASE/(DECREASE) IN NET ASSETS	18,848,684	7,757,011

NET ASSETS:
Beginning of period	56,706,965	48,949,954

End of period	$75,555,649	$56,706,965

Accumulated undistributed net investment income/(loss)	$112,483	$(1,446)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	285,961	311,940
Issued to shareholder in reinvestment of dividends	5,235	—
Shares redeemed	(538,268)	(919,777)

Net increase/(decrease) from capital stock transactions	(247,072)	(607,837)

Class I Shares
Shares sold	412,254	14,398
Issued to shareholder in reinvestment of dividends	2,762	—
Shares redeemed	(33,611)	(28,098)

Net increase/(decrease) from capital stock transactions	381,405	(13,700)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Mid Cap Dividend Value Fund		All Cap Value Fund		Alternative Value Fund
Year Ended September 30, 2013	From October 3, 2011 (Commencement Date) to September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012	Year Ended September 30, 2013	Year Ended September 30, 2012

$250,595	$124,092	$427,646	$164,915	$69,428	$(209,752)
301,757	(42,911)	9,898,249	8,689,554	183,874	(1,719,455)
3,306,215	1,551,348	14,291,447	13,218,400	5,301,803	5,205,325

3,858,567	1,632,529	24,617,342	22,072,869	5,555,105	3,276,118

(117,993)	(68,010)	(155,914)	—	—	—
(160,666)	(51,405)	(185,300)	—	—	—
—	—	—	—	—	(1,690,334)
—	—	—	—	—	(2,037,890)

(278,659)	(119,415)	(341,214)	—	—	(3,728,224)

2,516,185	4,891,993	5,613,009	4,075,484	9,253,914	3,572,013
115,936	67,740	151,118	—	—	1,584,550
(583,453)	(99,513)	(8,087,568)	(9,066,570)	(1,092,993)	(1,989,207)

2,048,668	4,860,220	(2,323,441)	(4,991,086)	8,160,921	3,167,356

10,541,423	2,719,257	7,900,039	1,464,409	3,899,038	4,243,970
160,666	51,405	185,300	—	—	1,930,028
(268,026)	(41,783)	(3,052,585)	(3,544,122)	(3,011,255)	(6,317,297)

10,434,063	2,728,879	5,032,754	(2,079,713)	887,783	(143,299)

16,062,639	9,102,213	26,985,441	15,002,070	14,603,809	2,571,951

9,102,213	—	84,955,942	69,953,872	23,501,855	20,929,904

$25,164,852	$9,102,213	$111,941,383	$84,955,942	$38,105,664	$23,501,855

$(3,041)	$6,940	$203,640	$162,555	$(34,744)	$(159,156)

175,074	456,769	390,120	343,738	949,237	417,446
8,259	5,673	11,448	—	—	209,044
(37,752)	(8,265)	(544,970)	(798,794)	(110,530)	(237,680)

145,581	454,177	(143,402)	(455,056)	838,707	388,810

757,357	267,525	513,975	126,048	386,639	470,249
10,993	4,305	13,932	—	—	252,953
(18,299)	(3,423)	(214,771)	(304,325)	(295,850)	(721,118)

750,051	268,407	313,136	(178,277)	90,789	2,084

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2013	2012	2011		2010	2009
CLASS A(5)
Net asset value, beginning of period	$27.01	$20.29	$21.17		$19.12	$24.13

Income from investment operations:
Net investment income/(loss)	0.16 (1)	0.02 (1)	(0.06	)(1)	(0.05)	0.04
Net realized and unrealized gain/(loss) on investments	8.51	6.70	(0.82)		2.14	(5.05)

Total from investment operations	8.67	6.72	(0.88)		2.09	(5.01)

Less distributions:
Net investment income	(0.06)	—	—		(0.04)	—

Net asset value, end of period	$35.62	$27.01	$20.29		$21.17	$19.12

Total return(2)	32.17%	33.12%	(4.16)%		10.92%	(20.73)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$2,036,972	$1,808,213	$2,048,832		$3,321,356	$4,350,731
Ratio of expenses to average net assets(3)	1.36%	1.39%	1.35%		1.36%	1.39%
Ratio of net investment income/(loss) to average net assets	0.52%	0.07%	(0.26)%		(0.20)%	0.21%
Prior to Reimbursement:
Ratio of expenses to average net assets(3)	1.36%	1.39%	1.35%		1.36%	1.40%
Ratio of net investment income/(loss) to average net assets	0.52%	0.07%	(0.26)%		(0.20)%	0.21%
Portfolio turnover rate	51.12%	25.87%	18.98%		8.65%	22.03%
CLASS I(5)
Net asset value, beginning of period	$27.28	$20.44	$21.28		$19.20	$24.18

Income from investment operations:
Net investment income/(loss)	0.24 (1)	0.08 (1)	0.00	(1)(4)	0.01	0.02
Net realized and unrealized gain/(loss) on investments	8.58	6.76	(0.84)		2.15	(5.00)

Total from investment operations	8.82	6.84	(0.84)		2.16	(4.98)

Less distributions:
Net investment income	(0.16)	—	—		(0.08)	—

Net asset value, end of period	$35.94	$27.28	$20.44		$21.28	$19.20

Total return(2)	32.49%	33.46%	(3.95)%		11.29%	(20.56)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$939,482	$826,529	$711,751		$524,550	$386,630
Ratio of expenses to average net assets(3)	1.11%	1.14%	1.10%		1.11%	1.14%
Ratio of net investment income/(loss) to average net assets	0.77%	0.32%	(0.01)%		0.05%	0.44%
Prior to Reimbursement:
Ratio of expenses to average net assets(3)	1.11%	1.14%	1.10%		1.11%	1.14%
Ratio of net investment income/(loss) to average net assets	0.77%	0.32%	(0.01)%		0.05%	0.43%
Portfolio turnover rate	51.12%	25.87%	18.98%		8.65%	22.03%

(1)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(4)	Amount calculated is less than $0.005 per share.
(5)	Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,			December 1, 2009(7) to September 30, 2010
	2013	2012	2011
CLASS A(6)
Net asset value, beginning of period	$14.21	$11.36	$11.57	$10.00

Income from investment operations:
Net investment income	0.23 (1)	0.21 (1)	0.18 (1)	0.11
Net realized and unrealized gain on investments	2.96	3.14	0.15	1.57

Total from investment operations	3.19	3.35	0.33	1.68

Less distributions:
Net investment income	(0.28)	(0.20)	(0.18)	(0.11)
Net realized gains	(0.39)	(0.30)	(0.36)	—

Net asset value, end of period	$16.73	$14.21	$11.36	$11.57

Total return(2)	23.20%	29.90%	2.38%	16.89	%(3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$83,061	$32,549	$14,114	$3,918
Ratio of expenses to average net assets(4)	1.39%	1.39%	1.39%	1.40	%(5)
Ratio of net investment income to average net assets	1.48%	1.53%	1.29%	1.48	%(5)
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.48%	1.56%	1.66%	2.28	%(5)
Ratio of net investment income to average net assets	1.39%	1.36%	1.02%	0.60	%(5)
Portfolio turnover rate	27.19%	28.98%	57.78%	59.48	%(3)
CLASS I(6)
Net asset value, beginning of period	$14.22	$11.37	$11.57	$10.00

Income from investment operations:
Net investment income	0.27 (1)	0.24 (1)	0.21 (1)	0.14
Net realized and unrealized gain on investments	2.97	3.14	0.16	1.56

Total from investment operations	3.24	3.38	0.37	1.70

Less distributions:
Net investment income	(0.32)	(0.23)	(0.21)	(0.13)
Net realized gains	(0.39)	(0.30)	(0.36)	—

Net asset value, end of period	$16.75	$14.22	$11.37	$11.57

Total return(2)	23.53%	30.16%	2.69%	17.08	%(3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$69,324	$31,495	$16,789	$13,728
Ratio of expenses to average net assets(4)	1.14%	1.14%	1.14%	1.15	%(5)
Ratio of net investment income to average net assets	1.73%	1.78%	1.54%	1.60	%(5)
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.23%	1.31%	1.41%	2.03	%(5)
Ratio of net investment income to average net assets	1.64%	1.61%	1.27%	0.72	%(5)
Portfolio turnover rate	27.19%	28.98%	57.78%	59.48	%(3)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(3)	Not Annualized.
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Annualized.
(6)	Per share data is for a share outstanding throughout the period.
(7)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2013	2012		2011		2010	2009
CLASS A(5)
Net asset value, beginning of period	$12.12	$8.54		$8.91		$8.26	$8.96

Income from investment operations:
Net investment income/(loss)	0.08 (1)	(0.05	)(1)	(0.05	)(1)	(0.01)	0.00 (2)
Net realized and unrealized gain/(loss) on investments	4.18	3.63		(0.32)		0.66	(0.70)

Total from investment operations	4.26	3.58		(0.37)		0.65	(0.70)

Less distributions:
Net investment income	(0.03)	—		—		—	—
Net realized gains	(0.14)	—		—		—	—

Net asset value, end of period	$16.21	$12.12		$8.54		$8.91	$8.26

Total return(3)	35.49%	41.92%		(4.15)%		7.87%	(7.81)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$106,054	$65,283		$46,334		$51,871	$24,845
Ratio of expenses to average net assets(4)	1.39%	1.40%		1.40%		1.39%	1.40%
Ratio of net investment income/(loss) to average net assets	0.58%	(0.45)%		(0.43)%		(0.21)%	0.04%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.43%	1.45%		1.47%		1.55%	1.78%
Ratio of net investment income/(loss) to average net assets	0.54%	(0.50)%		(0.50)%		(0.37)%	(0.34)%
Portfolio turnover rate	68.27%	51.11%		78.42%		46.07%	44.80%
CLASS I(5)
Net asset value, beginning of period	$12.25	$8.62		$8.96		$8.30	$8.98

Income from investment operations:
Net investment income/(loss)	0.12 (1)	(0.02	)(1)	(0.02	)(1)	0.00 (2)	0.00 (2)
Net realized and unrealized gain/(loss) on investments	4.24	3.65		(0.32)		0.67	(0.68)

Total from investment operations	4.36	3.63		(0.34)		0.67	(0.68)

Less distributions:
Net investment income	(0.04)	—		—		(0.01)	—
Net realized gains	(0.14)	—		—		—	—

Net asset value, end of period	$16.43	$12.25		$8.62		$8.96	$8.30

Total return(3)	35.93%	42.11%		(3.79)%		8.09%	(7.57)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$144,647	$118,712		$72,573		$32,310	$18,535
Ratio of expenses to average net assets(4)	1.14%	1.15%		1.15%		1.14%	1.15%
Ratio of net investment income/(loss) to average net assets	0.83%	(0.20)%		(0.18)%		0.04%	0.24%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.18%	1.20%		1.22%		1.30%	1.52%
Ratio of net investment income/(loss) to average net assets	0.79%	(0.25)%		(0.25)%		(0.12)%	(0.14)%
Portfolio turnover rate	68.27%	51.11%		78.42%		46.07%	44.80%

(1)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(2)	Amount calculated is less than $0.005 per share.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2013	2012		2011		2010	2009
CLASS A(5)
Net asset value, beginning of period	$11.08	$8.53		$8.78		$8.12	$10.42

Income from investment operations:
Net investment income/(loss)	0.04 (1)	(0.01	)(1)	(0.02	)(1)	(0.03)	0.01
Net realized and unrealized gain/(loss) on investments	3.26	2.56		(0.23)		0.70	(2.31)

Total from investment operations	3.30	2.55		(0.25)		0.67	(2.30)

Less distributions:
Net investment income	(0.02)	—		—		(0.01)	—

Net asset value, end of period	$14.36	$11.08		$8.53		$8.78	$8.12

Total return(2)	29.80%	29.89%		(2.85)%		8.27%	(22.07)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$50,730	$41,861		$37,427		$47,868	$62,608
Ratio of expenses to average net assets(3)	1.39%	1.39%		1.40%		1.40%	1.40%
Ratio of net investment income/(loss) to average net assets	0.31%	(0.06)%		(0.21)%		(0.34)%	0.17%
Prior to Reimbursement:
Ratio of expenses to average net assets(3)	1.51%	1.53%		1.51%		1.55%	1.59%
Ratio of net investment income/(loss) to average net assets	0.19%	(0.20)%		(0.32)%		(0.49)%	(0.02)%
Portfolio turnover rate	34.61%	26.44%		25.60%		37.90%	85.30%
CLASS I(5)
Net asset value, beginning of period	$11.19	$8.59		$8.83		$8.16	$10.45

Income from investment operations:
Net investment income/(loss)	0.07 (1)	0.02	(1)	0.00	(1)(4)	(0.01)	0.01
Net realized and unrealized gain/(loss) on investments	3.30	2.58		(0.24)		0.71	(2.30)

Total from investment operations	3.37	2.60		(0.24)		0.70	(2.29)

Less distributions:
Net investment income	(0.03)	—		—		(0.03)	—

Net asset value, end of period	$14.53	$11.19		$8.59		$8.83	$8.16

Total return(2)	30.13%	30.27%		(2.72)%		8.63%	(21.91)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$24,826	$14,846		$11,523		$14,650	$13,804
Ratio of expenses to average net assets(3)	1.14%	1.14%		1.15%		1.15%	1.15%
Ratio of net investment income/(loss) to average net assets	0.56%	0.19%		0.04%		(0.08)%	0.41%
Prior to Reimbursement:
Ratio of expenses to average net assets(3)	1.26%	1.28%		1.26%		1.30%	1.31%
Ratio of net investment income/(loss) to average net assets	0.44%	0.05%		(0.07)%		(0.23)%	0.24%
Portfolio turnover rate	34.61%	26.44%		25.60%		37.90%	85.30%

(1)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(3)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(4)	Amount calculated is less than $0.005 per share.
(5)	Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30, 2013	October 3, 2011(7) to September 30, 2012
CLASS A(6)
Net asset value, beginning of period	$12.60	$10.00

Income from investment operations:
Net investment income(1)	0.19	0.18
Net realized and unrealized gain on investments	2.98	2.59

Total from investment operations	3.17	2.77

Less distributions:
Net investment income	(0.22)	(0.17)

Net asset value, end of period	$15.55	$12.60

Total return(2)	25.41%	27.80	%(3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$9,327	$5,721
Ratio of expenses to average net assets(4)	1.39%	1.41	%(5)
Ratio of net investment income to average net assets	1.31%	1.52	%(5)
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.87%	2.83	%(5)
Ratio of net investment income to average net assets	0.83%	0.10	%(5)
Portfolio turnover rate	36.12%	13.74	%(3)
CLASS I(6)
Net asset value, beginning of period	$12.60	$10.00

Income from investment operations:
Net investment income(1)	0.23	0.21
Net realized and unrealized gain on investments	2.98	2.59

Total from investment operations	3.21	2.80

Less distributions:
Net investment income	(0.26)	(0.20)

Net asset value, end of period	$15.55	$12.60

Total return(2)	25.71%	28.10	%(3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$15,838	$3,381
Ratio of expenses to average net assets(4)	1.14%	1.16	%(5)
Ratio of net investment income to average net assets	1.56%	1.77	%(5)
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.62%	2.58	%(5)
Ratio of net investment income to average net assets	1.08%	0.35	%(5)
Portfolio turnover rate	36.12%	13.74	%(3)

(1)	Net investment income per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(3)	Not Annualized.
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Annualized.
(6)	Per share data is for a share outstanding throughout the period.
(7)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2013	2012	2011		2010	2009
CLASS A(5)
Net asset value, beginning of period	$12.77	$9.61	$9.77		$8.98	$10.27

Income from investment operations:
Net investment income/(loss)	0.05 (1)	0.01 (1)	(0.01	)(1)	(0.03)	0.00 (2)
Net realized and unrealized gain/(loss) on investments	3.62	3.15	(0.15)		0.82	(1.29)

Total from investment operations	3.67	3.16	(0.16)		0.79	(1.29)

Less distributions:
Net investment income	(0.04)	–	–		0.00 (2)	–

Net asset value, end of period	$16.40	$12.77	$9.61		$9.77	$8.98

Total return(3)	28.79%	32.88%	(1.64)%		8.80%	(12.56)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$65,187	$52,581	$43,931		$52,198	$62,388
Ratio of expenses to average net assets(4)	1.39%	1.39%	1.39%		1.40%	1.40%
Ratio of net investment income/(loss) to average net assets	0.34%	0.11%	(0.13)%		(0.24)%	(0.01)%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.46%	1.47%	1.47%		1.53%	1.60%
Ratio of net investment income/(loss) to average net assets	0.27%	0.03%	(0.21)%		(0.37)%	(0.21)%
Portfolio turnover rate	46.16%	50.10%	39.65%		34.47%	44.68%
CLASS I(5)
Net asset value, beginning of period	$12.89	$9.67	$9.82		$9.02	$10.29

Income from investment operations:
Net investment income	0.09 (1)	0.04 (1)	0.02	(1)	0.00 (2)	0.01
Net realized and unrealized gain/(loss) on investments	3.65	3.18	(0.17)		0.82	(1.28)

Total from investment operations	3.74	3.22	(0.15)		0.82	(1.27)

Less distributions:
Net investment income	(0.08)	–	–		(0.02)	–

Net asset value, end of period	$16.55	$12.89	$9.67		$9.82	$9.02

Total return(3)	29.13%	33.30%	(1.53)%		9.10%	(12.34)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$46,754	$32,375	$26,023		$21,539	$19,535
Ratio of expenses to average net assets(4)	1.14%	1.14%	1.14%		1.15%	1.15%
Ratio of net investment income to average net assets	0.59%	0.36%	0.12%		0.02%	0.26%
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	1.21%	1.22%	1.22%		1.28%	1.35%
Ratio of net investment income/(loss) to average net assets	0.52%	0.28%	0.04%		(0.12)%	0.05%
Portfolio turnover rate	46.16%	50.10%	39.65%		34.47%	44.68%

(1)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(2)	Amount calculated is less than $0.005 per share.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

KEELEY Alternative Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,					April 1, 2010(7) to September 30, 2010
	2013	2012		2011
CLASS A(6)
Net asset value, beginning of period	$8.71	$9.09		$9.03		$10.00

Income from investment operations:
Net investment income/(loss)	0.01 (1)	(0.09	)(1)	(0.13	)(1)	(0.02)
Net realized and unrealized gain/(loss) on investments	1.77	1.28		0.29		(0.95)

Total from investment operations	1.78	1.19		0.16		(0.97)

Less distributions:
Net realized gains	–	(1.57)		(0.10)		–

Net asset value, end of period	$10.49	$8.71		$9.09		$9.03

Total return(2)	20.44%	15.86%		1.68%		(9.70	)%(3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$23,176	$11,937		$8,924		$2,270
Ratio of expenses to average net assets(4)	1.90%	1.97%		2.21%		1.91	%(5)
Ratio of net investment income/(loss) to average net assets	0.10%	(1.02)%		(1.30)%		(0.97	)%(5)
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	2.25%	2.47%		2.59%		2.52	%(5)
Ratio of net investment income/(loss) to average net assets	(0.25)%	(1.52)%		(1.68)%		(1.58	)%(5)
Portfolio turnover rate	71.07%	59.05%		77.59%		91.52	%(3)
CLASS I(6)
Net asset value, beginning of period	$8.78	$9.13		$9.05		$10.00

Income from investment operations:
Net investment income/(loss)	0.04 (1)	(0.07	)(1)	(0.10	)(1)	(0.04)
Net realized and unrealized gain/(loss) on investments	1.79	1.29		0.28		(0.91)

Total from investment operations	1.83	1.22		0.18		(0.95)

Less distributions:
Net realized gains	–	(1.57)		(0.10)		–

Net asset value, end of period	$10.61	$8.78		$9.13		$9.05

Total return(2)	20.84%	16.15%		1.90%		(9.50	)%(3)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$14,929	$11,565		$12,006		$24,522
Ratio of expenses to average net assets(4)	1.65%	1.72%		1.96%		1.66	%(5)
Ratio of net investment income/(loss) to average net assets	0.35%	(0.77)%		(1.05)%		(0.83	)%(5)
Prior to Reimbursement:
Ratio of expenses to average net assets(4)	2.00%	2.22%		2.34%		2.22	%(5)
Ratio of net investment income/(loss) to average net assets	0.00%	(1.27)%		(1.43)%		(1.39	)%(5)
Portfolio turnover rate	71.07%	59.05%		77.59%		91.52	%(3)

(1)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(3)	Not Annualized.
(4)	The ratio of expenses to average net assets includes interest expense and dividend expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Annualized.
(6)	Per share data is for a share outstanding throughout the period.
(7)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2013

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Corporation”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. The Corporation consists of KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Value Fund (“KMCVF”), KEELEY Mid Cap Dividend Value Fund (“KMDVF”), KEELEY All Cap Value Fund (“KACVF”), and KEELEY Alternative Value Fund (“KALVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Corporation. KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF commenced operations on December 1, 2009, August 15, 2007, August 15, 2005, October 3, 2011, June 14, 2006 and April 1, 2010, respectively.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)    Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or at the mean between the most recent bid and asked quotations when there is no last sale price available. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

other analytical pricing models, as well as market transactions and dealer quotations. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Debt securities that are valued using these techniques and inputs are generally categorized as Level 2 of the fair value hierarchy. Due to their short-term nature, repurchase agreements are recorded at cost, which approximates fair value. Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley Asset Management Corp. (the “Adviser”), at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. There were no securities that were fair valued as of September 30, 2013.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•     Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Corporation has access at the date of measurement.

•     Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•     Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

Keeley Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$2,932,069,253	$—	$—	$2,932,069,253
Short Term Investments	37,519,156	41,135,000	—	78,654,156
Warrants	1,313	—	—	1,313

Total Investments in Securities	$2,969,589,722	$41,135,000	$—	$3,010,724,722

Keeley Small Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$147,314,740	$—	$—	$147,314,740
Preferred Stocks*	494,795	—	—	494,795
Short Term Investments	5,671,122	—	—	5,671,122

Total Investments in Securities	$153,480,657	$—	$—	$153,480,657

Keeley Small-Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$250,866,345	$—	$—	$250,866,345
Short Term Investments	1,450,082	—	—	1,450,082
Warrants	157	—	—	157

Total Investments in Securities	$252,316,584	$—	$—	$252,316,584

Keeley Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$74,337,843	$—	$—	$74,337,843
Short-Term Investments	928,208	—	—	928,208

Total Investments in Securities	$75,266,051	$—	$—	$75,266,051

Keeley Mid Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$24,330,467	$—	$—	$24,330,467
Short-Term Investments	596,932	—	—	596,932

Total Investments in Securities	$24,927,399	$—	$—	$24,927,399

Keeley All Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$111,813,888	$—	$—	$111,813,888
Short-Term Investments	138,673	—	—	138,673

Total Investments in Securities	$111,952,561	$—	$—	$111,952,561

*	See the Schedule of Investments for the investments detailed by industry classification.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

Keeley Alternative Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$38,451,678	$—	$—	$38,451,678
Purchased Options	395,125	—	—	395,125
Short-Term Investments	381,752	—	—	381,752
Warrants	28	—	—	28

Total Investments in Securities	$39,228,583	$—	$—	$39,228,583

Other Financial Instruments
Written Options	$806,200	$—	$—	$806,200

Total Investments in Other Financial Instruments	$806,200	$—	$—	$806,200

*	See the Schedule of Investments for the investments detailed by industry classification.

Below are the transfers between Levels 1 and 2 during the reporting period from September 30, 2012 to September 30, 2013. Transfers between levels are identified at the end of the reporting period.

Keeley Small Cap Value Fund:
Transfers into Level 1	$1,313
Transfers out of Level 1	—

Net Transfers in and/or out of Level 1	$1,313

Transfers into Level 2	$—
Transfers out of Level 2	1,313

Net Transfers in and/or out of Level 2	$1,313

Keeley Small-Mid Cap Value Fund:
Transfers into Level 1	$157
Transfers out of Level 1	—

Net Transfers in and/or out of Level 1	$157

Transfers into Level 2	$—
Transfers out of Level 2	157

Net Transfers in and/or out of Level 2	$157

Keeley Alternative Value Fund:
Transfers into Level 1	$28
Transfers out of Level 1	—

Net Transfers in and/or out of Level 1	$28

Transfers into Level 2	$—
Transfers out of Level 2	28

Net Transfers in and/or out of Level 2	$28

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

There were no transfers into or out of Levels 1 and 2 during the periods presented for the Keeley Small Cap Dividend Value Fund, Keeley Mid Cap Value Fund, Keeley Mid Cap Dividend Value Fund and Keeley All Cap Value Fund.

The transfers from Level 2 to Level 1 are due to the securities no longer being fair valued by the Corporation due to market trading activity.

Derivatives:

The Funds are required to include disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

None of the Funds (except KALVF) currently invest in derivatives. KALVF invests in derivatives to the extent permitted by its investment objectives and policies. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument.

KALVF’s use of derivatives may increase or decrease its exposure to market risk, including the risk that the change in the value of the derivative may not correlate with changes in the value of the underlying securities. KALVF also is exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty risk. Liquidity risk is the risk that KALVF will be unable to sell a particular derivative in the open market in a timely manner. Counterparty risk is the risk that a counterparty will not be able to fulfill its obligations to the Fund pursuant to the terms of a derivative investment. KALVF’s maximum risk of loss from counterparty risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is limited because of the protection provided by the exchange on which they trade.

Futures Contracts – KALVF may enter into futures contracts, which are agreements between two parties to buy or sell a specified underlying instrument for a fixed price on a specified future date, to the extent permitted by its investment objectives and policies. KALVF enters into futures contracts to manage its exposure to the stock market. Upon entering into futures contracts, KALVF is required to deposit cash or pledge securities as initial margin, with additional securities segregated up to the current market value of all of KALVF’s futures contracts. Any subsequent margin deposit increases or decreases, which are dependent on the daily fluctuations in the value of the instrument underlying the contract, are made or received by KALVF periodically (Variation Margin) and are recorded as unrealized gains or losses until the contracts are

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

closed. When the contracts are closed, KALVF will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and KALVF’s basis in the contracts.

KALVF did not enter into any futures contracts during the year ended September 30, 2013.

Options – KALVF may purchase and write put and call options on securities, currencies or indices and enter into related closing transactions. KALVF enters into options contracts to manage its exposure to the stock market. When KALVF writes an option, an amount equal to the premium received by KALVF is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by KALVF on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a close purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether KALVF has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by KALVF. KALVF, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The potential loss of investing in purchased or written options is unlimited.

KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, and KACVF did not enter into any purchased or written options during the year ended September 30, 2013. KALVF had an average monthly market value of $284,219 for purchased options and an average monthly market value of $633,568 for written options during the year ended September 30, 2013. As a result of these purchased and written options investments, KALVF recognized a net realized loss of $1,996,993 for purchased options and $1,506,641 for written options, and recognized a change in net unrealized depreciation of $177,050 for purchased options and $225,230 for written options during the year ended September 30, 2013. These amounts are included in KALVF’s Statement of Operations. The counterparty for all these purchased and written options was Morgan Stanley. See the Schedule of Investments and Schedule of Options Written for KALVF’s option contract positions at September 30, 2013. The fair value of KALVF’s purchased and written options as of September 30, 2013 were $395,125 and $806,200, respectively, and are located on KALVF’s Statement of Assets and Liabilities as “Investments” and “Options written”, respectively.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

The premium amount and number of option contracts written during the year ended September 30, 2013 for KALVF were as follows:

	Amount of Premiums	Number of Contracts
Outstanding at 9/30/12	$258,860	(70)
Options Written	5,018,500	(1,455)
Options Expired	—	—
Options Exercised	—	—
Options Closed	(4,598,180)	1,380

Outstanding at 9/30/13	$679,180	(145)

Warrants – The Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

KSCVF, KSMVF, and KALVF held warrants issued by Magnum Hunter Resources Corp. as of September 30, 2013.

Short Positions:

KALVF may hold short positions to the extent permitted by its investment policies and objectives. Short sales are transactions in which KALVF sells a security it does not own in anticipation of a decline in the market value of that security. This typically is done for economic hedging purposes to protect KALVF under circumstances when the stock price of a portfolio holding is deteriorating. The amount of the securities sold short, subsequently is marked-to-market to reflect the current value of the short position. KALVF is liable for any dividends or interest payable on securities while those securities are in a short position. As collateral for its short positions, KALVF is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with the investment valuations above. The amount of segregated assets is required to be adjusted daily to reflect changes in the market value of the securities sold short. KALVF will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which KALVF replaces the borrowed security. KALVF will realize a gain if the security sold short declines in price between those dates. The potential loss of investing in a short position is unlimited.

KALVF did not hold any short positions during the year ended September 30, 2013.

b)    Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2013, or for any other tax years which are open for exam. As of September 30, 2013, open tax years include the tax years ended September 30, 2010 through 2013. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any tax interest or penalties. As of September 30, 2013 no examinations were in progress.

c)    Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF, KMCVF, KACVF and KALVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF and KMDVF. Distributions of net realized gains, if any, will be declared and paid annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs and dividend reclasses as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
KSCVF	$—	$—	$—
KSDVF	225,081	(225,081)	—
KSMVF	(57,053)	57,053	—
KMCVF	(36,268)	36,268	—
KMDVF	17,713	(17,573)	(140)
KACVF	(45,347)	45,347	—
KALVF	54,984	11,124	(66,108)

d)    Other – Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e)    Guarantees and Indemnifications – In the normal course of business, the Corporation may enter into a contract with service providers that contains general indemnification clauses. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims against the Corporation that have not yet occurred. Based on experience, the Corporation expects the risk of loss to be remote.

f)    Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending of the Funds’ securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked-to-market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of securities. As of September 30, 2013, the market value of KSCVF securities on loan was $42,491,625 and KSCVF received cash collateral for the loans of $44,528,400. KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF did not have any securities on loan as of September 30, 2013.

3.	INVESTMENT ADVISORY AGREEMENTS

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreements, KSCVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion, 0.90% of the next $5 billion, 0.80% on the next $2 billion, 0.70% on the next $2 billion and 0.60% in excess of $10 billion of the Fund’s average daily net assets; KSDVF and KMDVF each pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets; KALVF pays the Adviser a monthly fee at the annual rate of 1.60% of the Fund’s average daily net assets; and KSMVF, KMCVF, and KACVF each pay the Adviser a monthly fee at the annual

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

rate of 1.00% of each Fund’s first $350 million, 0.90% of the next $350 million, and 0.80% in excess of $700 million of each Fund’s average daily net assets.

The Adviser has selected Broadmark Asset Management, LLC (“Broadmark”) to sub-advise KALVF. For its services, Broadmark receives sub-advisory fees at the annual rate of 0.60% of KALVF’s net assets. This fee is paid by the Adviser.

John L. Keeley, Jr. owns a non-controlling, minority interest in Broadmark. In addition, Mr. Keeley is a member and manager of Broadmark, and he is involved in the oversight of Broadmark.

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until January 31, 2014 (the “Expense Cap Agreement”), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s securities will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF	1.39%	1.14%
KSMVF	1.39%	1.14%
KMCVF	1.39%	1.14%
KMDVF	1.39%	1.14%
KACVF	1.39%	1.14%
KALVF	1.89%	1.64%

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the year ended September 30, 2013. The table below indicates the amount of fees that the Adviser may recoup:

	Recovery Expiring on
Fund	9/30/14	9/30/15	9/30/16
KSCVF	N/A	N/A	N/A
KSDVF	$77,712	$79,248	$89,477
KSMVF	91,692	87,481	92,614
KMCVF	72,532	74,565	77,036
KMDVF	N/A	108,882	81,988
KACVF	71,233	66,726	64,880
KALVF	106,995	114,766	115,231

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Corporation has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Corporation are affiliated, for certain promotional and other sales related costs and to permit the Corporation to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Funds. The Funds paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2012 to September 30, 2013, KSCVF – Class A expensed $4,731,374 in distribution fees, of which $227,690 was paid to the Distributor; KSDVF – Class A expensed $128,912 in distribution fees, of which $23,385 was paid to the Distributor; KSMVF – Class A expensed $216,519 in distribution fees, of which $35,980 was paid to the Distributor; KMCVF – Class A expensed $113,377 in distribution fees, of which $62,435 was paid to the Distributor; KMDVF – Class A expensed $18,747 in distribution fees, of which $17,586 was paid to the Distributor; KACVF – Class A expensed $149,443 in distribution fees, of which $77,212 was paid to the Distributor; and KALVF – Class A expensed $47,328 in distribution fees, of which $27,631 was paid to the Distributor.

The Corporation has adopted a Shareholder Servicing Plan for all of its Funds and Classes. The Corporation has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a shareholder servicing agreement (the “Shareholder Servicing Agreement”). Under the Shareholder Servicing Agreement, the Corporation will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2012 to September 30, 2013, the Distributor received $1,366,897, $50,471, $112,907, $31,945, $8,680, $49,018, and $16,336 from KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF, and KALVF, respectively.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2012 to September 30, 2013, were as follows:

	Other Investment Securities
Fund	Purchases	Sales
KSCVF	$1,389,076,445	$1,830,820,519
KSDVF	95,488,854	26,428,132
KSMVF	154,639,591	152,481,023
KMCVF	23,275,767	21,976,033
KMDVF	17,970,221	6,085,331
KACVF	47,728,774	45,023,131
KALVF	28,815,156	23,160,517

The Funds did not engage in any transactions in U.S. Government Securities during the period from October 1, 2012 to September 30, 2013.

For the period from October 1, 2012 to September 30, 2013, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF, and KALVF paid $5,430,575, $239,216, $582,027, $46,720, $26,661, $117,434 and $95,772, respectively, in brokerage commissions on trades of securities to the Distributor.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF
Tax Cost of Investments	$2,064,016,163	$134,256,083	$176,308,864	$47,890,238

Gross Unrealized Appreciation	$967,203,231	$23,202,002	$77,042,418	$27,636,890
Gross Unrealized Depreciation	(20,494,672)	(3,977,428)	(1,034,698)	(261,077)

Net Unrealized Appreciation/ (Depreciation) on Investments	$946,708,559	$19,224,574	$76,007,720	$27,375,813

	KMDVF	KACVF	KALVF
Tax Cost of Investments	$20,071,420	$76,178,876	$27,517,940

Gross Unrealized Appreciation	$5,180,056	$36,194,634	$12,006,488
Gross Unrealized Depreciation	(324,077)	(420,949)	(295,845)

Net Unrealized Appreciation/ (Depreciation) on Investments	$4,855,979	$35,773,685	$11,710,643

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were transferred in-kind for KSDVF and KALVF.

At September 30, 2013, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had net Post-October realized capital losses of

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

$0, $0, $0, $0, $0, $0 and $974,727 respectively, and late year ordinary losses of $0, $0, $0, $0, $0, $0 and $32,899 respectively, from transactions between November 1, 2012 and September 30, 2013.

At September 30, 2013, the accumulated capital loss carryforwards for federal income tax purposes were:

	Capital losses expiring:
Fund	2017	2018	2019	Indefinite ST	Indefinite LT
KSCVF	—	$542,811,822	—	—	—
KSDVF	—	—	—	—	—
KSMVF	—	—	—	—	—
KMCVF	$6,820,713	$35,976,157	—	—	—
KMDVF	—	—	—	—	—
KACVF	—	$19,988,860	—	—	—
KALVF	—	—	—	$1,071,915	—

To the extent that KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF or KALVF may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010 (“Modernization Act”), capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

The tax character of distributions paid during the fiscal years ended September 30, 2013 and 2012 were as follows:

	Ordinary Income		Long-term Capital Gains
Fund	2013	2012	2013	2012
KSCVF	$8,343,804	—	—	—
KSDVF	$2,130,428	$928,122	$1,505,808	$804,473
KSMVF	$1,450,267	—	$1,021,613	—
KMCVF	$96,124	—	—	—
KMDVF	$278,659	$119,415	—	—
KACVF	$341,214	—	—	—
KALVF	—	—	—	$3,728,224

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

As of September 30, 2013, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF
Accumulated Capital and Other Losses	$(543,206,736)	$(4,538)	$(13,177)	$(42,803,134)
Undistributed Ordinary Income	$12,005,531	$665,220	$6,816,511	$117,008
Undistributed Long-Term Gain	—	$4,263,819	$23,954,875	—
Unrealized Appreciation/ (Depreciation) on Investments	$946,708,559	$19,224,574	$76,007,720	$27,375,813

Total Accumulated Gain/(Loss)	$415,507,354	$24,149,075	$106,765,929	$(15,310,313)

	KMDVF	KACVF	KALVF
Accumulated Capital and Other Losses	$(638)	$(19,997,435)	$(1,953,558)
Undistributed Ordinary Income	$100,875	$209,847	—
Undistributed Long-Term Gain	$139,250	—	—
Unrealized Appreciation/ (Depreciation) on Investments	$4,855,979	$35,773,685	$11,710,643

Total Accumulated Gain/(Loss)	$5,095,466	$15,986,097	$9,757,085

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2012 to September 30, 2013, the Distributor received $108,994, $33,063, $27,276, $2,632, $12,685, $6,121 and $2,312 of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

8.	LINE OF CREDIT ARRANGEMENTS

The Funds are parties to unsecured line of credit agreements with U.S. Bank, N.A., expiring March 1, 2014. Under separate agreements the Funds may borrow as follows: KSCVF may borrow up to the lesser of (a) $265 million or (b) 10% of the net assets of KSCVF; KSDVF may borrow up to the lesser of (a) $7.5 million or (b) 10% of the net assets of KSDVF; KSMVF may borrow up to the lesser of (a) $20 million or (b) 10% of the net assets of KSMVF; KMCVF may borrow up to the lesser of (a) $5.9 million or (b) 10% of the net assets of KMCVF; KMDVF may borrow up to the lesser of (a) $1.4 million or (b) 10% of the net assets of KMDVF; KACVF may borrow up to the lesser of (a) $9 million

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

or (b) 10% of the net assets of KACVF; and KALVF may borrow up to the lesser of (a) $2.6 million or (b) 10% of the net assets of KALVF. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management. For the year ended September 30, 2013, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had average daily borrowings of $3,575,882, $0, $269,573, $25,501, $30, $46,734, and $87,266, respectively, with an average borrowing rate of 3.25%. For the year ended September 30, 2013, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF had a maximum daily borrowing of $30,174,000, $0, $5,210,000, $269,000, $11,000, $327,000 and $1,037,000, respectively.

9.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities of the issuer during the period from October 1, 2012 through September 30, 2013. As defined in Section (2)(a)(3) of the 1940 Act, such issuers are:

Issuer Name	Share Balance At October 1, 2012	Additions	Reductions	Share Balance At September 30, 2013	Dividend Income	Value At September 30, 2013	Realized Gains/ (Loss)
Carrols Restaurant Group, Inc.	1,268,788	886,233	—	2,155,021	$—	$13,145,628	$—
Denny’s Corp.	5,902,350	—	(717,500)	5,184,850	—	31,731,282	165,449
Gamco Investors, Inc.	363,000	—	—	363,000	874,830	27,562,590	—
Home Federal Bancorp, Inc.	1,091,500	10,000	(449,801)	651,699	396,540	8,198,373	(38,437)
L.B. Foster Co.	853,000	4,000	(240,500)	616,500	75,400	28,198,710	4,238,767
Rockville Financial, Inc. (1)	565,500	1,116,000	(312,705)	1,368,795	675,380	17,794,335	(121,088)
Hometrust Bancshares, Inc. (1)	730,195	328,000	(1,000)	1,057,195	—	17,443,718	(1,034)
Marcus Corp. (2)	1,516,378	—	(1,516,378)	—	—	—	(10,879,641)
Westfield Financial, Inc. (2)	1,418,519	—	(1,418,519)	—	102,905	—	(5,319,830)

					$2,125,055	$144,074,636	$(11,955,814)

(1)	Issuer was not an affiliate as of October 1, 2012

(2)	Issuer was not an affiliate as of September 30, 2013

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2013

10.	OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2013, one affiliated director of the Funds beneficially owned shares of the Funds as follows:

	KSDVF		KSMVF		KMCVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	301,140	1,227,812	726,390	1,016,121	1,399,820	1,140,697

Percent of total outstanding shares	6.06%	29.67%	11.10%	11.54%	39.63%	66.76%

	KMDVF		KACVF		KALVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	370,440	206,366	1,470,055	1,143,313	804,471	683,754

Percent of total outstanding shares	61.76%	20.26%	36.98%	40.47%	36.41%	48.59%

11.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available from the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included with directors’ fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities. Appreciation/(depreciation) on the participants’ deferred compensation is reflected on the Statement of Assets and Liabilities.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of KEELEY Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting KEELEY Funds, Inc. (KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Value Fund, KEELEY Mid Cap Dividend Value Fund, KEELEY All Cap Value Fund, and KEELEY Alternative Value Fund, hereafter referred to as the “Funds”) at September 30, 2013, their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

November 21, 2013

Independent Directors*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
Jerome J. Klingenberger (2) Age: 58	Chairman and Director	Chairman since 2006; Director since 1999	Executive Vice President and Chief Financial Officer for Grayhill, Inc. (human interface solutions)	7	None
Walter D. Fitzgerald Age: 72	Director	Director since 2006	Vice President, RBC Dain Rauscher until retirement on June 1, 2005	7	None
John G. Kyle (2) Age: 72	Director	Director since 1993	President of North Shore Shells Inc.; owner and operator of Shell Oil Services Stations and Gasoline Distributor	7	None
John F. Lesch (2) Age: 73	Director	Director since 1993	Attorney with Nisen & Elliott, LLC	7	None
Sean Lowry (2) Age: 59	Director	Director since 1999	Executive Vice President Mortgage Services of Pacor Mortgage Corp.	7	None
Elwood P. Walmsley (2) Age: 72	Director	Director since 1999	President of Lakeside Manor Real Estate Management Company, since 2002, Director of Sales for H.B. Taylor Company (food ingredient products, 2002-2009); Director of Sales and Marketing for Northwestern Extract co. (food ingredient products) 2009 - 2012	7	None

KEELEY Funds Directors and Officers (Continued)

Interested Director and Officer*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
John L. Keeley, Jr. (2)(3)(4) Age: 73	Director and President	Director and President since 1993	Chairman, President and principal controlling shareholder of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Director and President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.), Director and President of Keeley Asset Management Corp., Director, President and Treasurer of Keeley Investment Corp.	7	Director of Marquette National Corp., Member and Manager of Broadmark Asset Management LLC, Director of FNBC of LaGrange, Inc., Regional Director of American Ireland Fund

Officers*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years
John L. Keeley, III (2)(4) Age: 52	Vice President	Vice President since 2005	Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp.
Kevin M. Keeley (2)(4) Age: 46	Vice President	Vice President since 2010	Executive Vice President of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Executive Vice President of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.) Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp.
Mark T. Keeley (2)(4) Age: 50	Vice President	Vice President since 2010	Senior Vice President of Keeley Asset Management Corp., Senior Vice President of Keeley Investment Corp.
Mark Zahorik (2) Age: 51	Vice President	Vice President since 1997	Senior Vice President of Keeley Asset Management Corp., Vice President of Keeley Investment Corp.
Robert Becker (2) Age: 71	Vice President	Vice President since 2007	Senior Vice President of Keeley Asset Management Corp.

KEELEY Funds Directors and Officers (Continued)

Officers*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Robert M. Kurinsky (2) Age: 40	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007, Secretary since 2006 and Chief Legal Officer since 2008	Treasurer and Secretary of Joley Corp. (sole shareholder of Keeley Holdings, Inc.), Treasurer and Secretary of Keeley Holdings, Inc. (sole shareholder of Keeley Asset Management Corp. and Keeley Investment Corp.); Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp., Secretary, Assistant Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.; Various Legal, Accounting and Risk Management Positions for Driehaus Capital Management, Inc. from 2001 to 2006
*	The business address of the Directors and Officers listed above is the address of the Company: 111 West Jackson Boulevard, Suite 810, Chicago, Illinois 60604.
(1)	Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Director or Officer who maintains brokerage account(s) with Keeley Investment Corp., the Company’s principal underwriter, and/or advised account(s) with Keeley Asset Management Corp., the Adviser to the Funds.
(3)	John L. Keeley, Jr. is considered an “Interested Director” of the Fund because of his affiliation with Keeley Asset Management Corp. and Keeley Investment Corp.
(4)	John L. Keeley, III, Mark T. Keeley and Kevin M. Keeley are John L. Keeley, Jr.’s sons.

The Corporation’s Statement of Additional Information (“SAI”) includes additional information about the Corporation’s Directors. The SAI is available, without charge, upon request by calling toll-free 1-888-933-5391.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2013 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

The Corporation filed a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2012 and June 30, 2013 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Corporation's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Tax Notice

The percentages of dividend income distributed for the year ended September 30, 2013, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, are 100%, 88.1%, 50.09%, 100%, 100%, 100% and 0% for KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF, respectively. Of the dividends, 100%, 87.31%, 48.32%, 100%, 100%, 100% and 0% paid by KSCVF, KSDVF, KSMVF, KMCVF, KMDVF, KACVF and KALVF, respectively, qualify for the corporate dividends received deduction.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the KEELEY Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

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Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin

888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

K&L Gates LLP

Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

111 West Jackson Boulevard•Suite 810•Chicago•Illinois•60604

(312) 786-5050•(800) 533-5344•FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s Form N-CSR filed December 8, 2008.

Item 3. Audit Committee Financial Expert.

Registrant’s board of directors has determined that Jerome Klingenberger, member and chairman of the registrant’s Committee of Independent Directors (which performs all audit committee functions on behalf of the registrant), has all the attributes of an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Klingenberger is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$169,650	$163,900
Audit-Related Fees	None	None
Tax Fees	$36,050	$35,430
All Other Fees	None	None

(a) “Audit Fees” refer to fees for performing an audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

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(b) “Audit-related Fees” refer to fees for the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements.

(c) “Tax Fees” refer to fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d) None

(e)(1) The registrant’s Committee of Independent Directors (which performs all audit committee functions on behalf of the registrant) has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) There were no fees billed by PricewaterhouseCoopers LLP applicable to non-audit services for the fiscal years ended 2013 and 2012 that were not pre-approved by the registrant’s Committee of Independent Directors (which performs all audit committee functions on behalf of the registrant).

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

(g) The following table details the aggregate non-audit fees billed or expected to be billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser, but not including any sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) The registrant’s Committee of Independent Directors (which performs all audit committee functions on behalf of the registrant) has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, (but not including any sub-adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

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Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed December 8, 2008.

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(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Keeley Funds, Inc.

By (Signature and Title	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date 11/27/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date 11/27/2013

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Treasurer

Date 11/27/2013

*	Print the name and title of each signing officer under his or her signature.

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